Exhibit 10.1

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THIRD AMENDED AND RESTATED STRATEGIC ALLIANCE AGREEMENT

This Third Amended and Restated Strategic Alliance Agreement, including the attached Exhibits and Schedules (together, “Agreement”) is effective as of October 1, 2020 (“Effective Date”) between Rockwell Automation, Inc., with its principal place of business located at 1201 South 2nd Street, Milwaukee, WI 53204 (“RA”), and PTC Inc., with its principal place of business located at 121 Seaport Blvd, Boston, MA 02210 (“PTC”). RA and PTC may be referred to in this Agreement individually as a “Party” and together as the “Parties.” To the extent a provision set forth in the body of this Agreement conflict with a provision set forth in an attached Exhibit or Schedule, the provision set forth in the body of the Agreement shall prevail.

RECITALS

WHEREAS, the Parties originally entered into a Strategic Alliance Agreement, dated as of June 11, 2018 (such date, the “Original Effective Date” and such agreement, the “Original Agreement”);

WHEREAS, the Parties entered into an Amended and Restated Strategic Alliance Agreement dated as of June 19, 2018 (the “Amended and Restated Agreement”) to address their respective Affiliates in certain applicable situations;

WHEREAS, the parties subsequently entered into amendments to the Amended and Restated Agreement dated September 10, 2018, February 4, 2019, June 28, 2019, and September 30, 2019 (collectively, the “Prior Amendments”);

WHEREAS, the Parties entered into a Second Amended and Restated Strategic Alliance Agreement dated November 14, 2019 to incorporate the Prior Amendments into a single document (the “Second Amended and Restated Agreement”);

WHEREAS, the Parties wish to enter into this Agreement to reflect additional amendments effective from and after the Effective Date;

WHEREAS, RA and PTC entered into a Securities Purchase Agreement dated June 11, 2018 (“Securities Purchase Agreement”) pursuant to which, among other things, RA acquired shares of PTC’s common stock;

WHEREAS, PTC is engaged in the business of developing, marketing and selling software products and services, including the PTC Products;

WHEREAS, RA is engaged in the business of developing, marketing and selling hardware, software and other products and services, including the RA Products;

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WHEREAS, the Parties desire to cooperate to facilitate interoperability of certain products of each Party that will be marketed and licensed as combined offerings to customers as a co-branded offering under a jointly-owned Combined Offering Brand; and

WHEREAS, each Party desires to authorize the other Party and/or its resellers to resell certain products and services of licensor Party to end user customers.

NOW, THEREFORE, in consideration of the foregoing, and in reliance on the mutual agreements contained herein, the Parties agree as follows:

AGREEMENT

1.Definitions.  In addition to terms defined on first use in this Agreement and the terms defined in the OEM Agreement and the Reseller Agreement, the terms set forth in this Section 1 (Definitions) will have the meanings set forth below:

1.1“Affiliate” means any company or other business entity controlled by, controlling or under the common control of the applicable Party.  For the purposes of the definition of “Affiliate,” “control” will mean the direct or indirect power to direct, or cause the direction of, the management and policies of a company or other business entity, whether through ownership of more than fifty percent (50%) of the voting interest, by contract, or otherwise (and “controlling” and “controlled” will be construed accordingly).

1.2“Change of Control” means, with respect to a Party:  (a) any person, entity or “group” (as such term is used in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”))becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Party representing 50% or more of the combined voting power of the Party’s then outstanding securities; (b) the consummation of any merger, consolidation or other business combination in which the holders of the Party’s outstanding voting power immediately prior to such transaction do not own (in substantially the same proportion as their ownership of such voting power immediately prior to the transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of the transaction; or (c) the sale, transfer, conveyance or other disposition of all or substantially all of the assets of the Party on a consolidated basis to an unrelated person, entity or group.

1.3“Combined Offering” is defined in the OEM Agreement.

1.4“Combined Offering Brand” is defined in Section 4.1.

1.5“Confidential Information” means any information or data, regardless of whether it is in tangible form, disclosed by either Party or its Affiliates (collectively, the “Disclosing

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Party”) to the other Party or its Affiliates (collectively, the “Receiving Party”) in the performance of this Agreement that the Disclosing Party has either marked as confidential or proprietary, or has identified in writing as confidential or proprietary within thirty (30) days of disclosure to the Receiving Party; provided, however, that reports and/or information related to or regarding a Disclosing Party’s business plans, strategies, technology, customers, prospective customers, billing records, and products or services will be deemed Confidential Information of the Disclosing Party even if not so marked or identified, unless such information is the subject of any of the exceptions set forth in the following sentence.  Further, the terms of this Agreement will constitute the Confidential Information of both Parties.  Information will not be deemed Confidential Information hereunder if such information: (a) is known to the Receiving Party prior to receipt from the Disclosing Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (b) becomes known (independently of disclosure by the Disclosing Party) to the Receiving Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (c) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the Receiving Party; or (d) is independently developed by the Receiving Party without reference to or use of the Disclosing Party’s Confidential Information.

1.6“Customers” means customers who acquire Products, including any Combined Offering, for their internal use and not for redistribution, remarketing, time-sharing, or service bureau use.

1.7“Customer License Agreement” is defined in the OEM Agreement.

1.8“Disclosing Party” is defined in the definition of Confidential Information.

1.9“Documentation” means the end user documentation that is part of or distributed with the applicable Products.

1.10“Error” means any failure, omission, or defect in a Product that prevents it from performing in material conformity to any applicable Documentation.

1.11“Factory SCO” means any connected operations use case related to increasing productivity, reducing operational risk, increasing system interoperability, and/or increasing efficiency by entities that are in the primary business of manufacturing and/or production output as well as vertical industries or sectors.  Vertical industries or sectors include all companies that engage in discrete, hybrid or continuous manufacturing or production activities (including assembly), such as those activities by companies within the industries listed in Exhibit B, as well as government agencies where manufacturing or production occurs with the types of use cases described above (e.g., U.S. Armed Forces manufacturing sites).  For the avoidance of doubt, “Factory SCO” will include supply chain, transportation and warehousing, utilities (e.g., water & wastewater treatment operations, power generation and gas distribution), industrial facilities, energy management and related activities, but will exclude (a) “smart cities” and (b) factory

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equipment manufacturers who build IoT or Augmented Reality into the machines that they sell to factories.

1.12“Factory SCP” means any connected product produced by machine builders or machine building divisions of end user customers, including factory equipment manufacturers who build IoT or Augmented Reality into the machines that they sell to factories, as well as vertical industries or sectors. Vertical industries or sectors include all companies that engage in discrete, hybrid or continuous manufacturing or production activities (including assembly), such as those activities by companies within the industries listed in Exhibit B, as well as government agencies where manufacturing or production occurs with the types of use cases described above (e.g., U.S. Armed Forces manufacturing sites).  For the avoidance of doubt, “Factory SCP” will include supply chain, transportation and warehousing, utilities (e.g., water & wastewater treatment operations, power generation and gas distribution), industrial facilities, energy management and related activities, but will exclude “smart cities.”

1.13“Financial Commitments” is defined in Section 8.

1.14“Governance Team” is defined in Section 2.

1.15“Marks” means, collectively, the PTC Marks and the RA Marks.

1.16“OEM Agreement” means the terms and conditions attached as Exhibit C.

1.17“Product(s)” means, collectively, the PTC Products and the RA Products.

1.18“PTC Marks” means the PTC trademarks on which the Governance Team agree from time to time.

1.19“PTC Product(s)” means the software (including Distributable Software and Development Tools) set forth on Exhibit A under the heading “PTC Products” and Updates thereto, in each case in object code form only.

1.20“PTC Restricted Companies” means the companies listed on Exhibit B under the heading “PTC Restricted Companies.”

1.21“RA Marks” means the RA trademarks on which the Governance Team agree from time to time.

1.22“RA Restricted Companies” means the companies listed on Exhibit B under the heading “RA Restricted Companies”.

1.23“RA Product(s)” means the software (including Distributable Software and Development Tools) set forth on Exhibit A under the heading “RA Products,” and Updates thereto, in each case in object code form only.

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1.24“Receiving Party” is defined in the definition of Confidential Information.

1.25“Reseller Agreement” means the terms and conditions attached as Exhibit D.

1.26“Sales Enablement” means the use of a Product for purposes that do not directly produce licensing revenue for the applicable Party, including, but not limited to, demonstrations, non-production customer evaluation (which shall not exceed three (3) months in the aggregate), benchmarking, development, testing, copies and back up, maintenance (including the provision of updates and releases), customer support and training.

1.27“Updates” means all new releases, Error corrections and hot fixes made generally available by a Party or its Affiliates to its customers and users pursuant to its standard support and maintenance services, and provided to the other Party for use under this Agreement, excluding any new product or feature that is separately priced and licensed.

2.Governance.  The parties agree to maintain an executive steering committee for their collaboration under this Agreement (the “Governance Team”).

2.1Composition.  The Governance Team will be made up of at least one executive from each Party, at least one business liaison from each Party and at least one technical representative from each Party (provided that the total number of representatives from each Party will be the same), and will work together to formalize such collaboration through appropriate procedures and communications and to manage the implementation and execution of such collaboration. The Governance Team will operate by consensus, and the members will attempt to reach agreement on all matters related to the Integration.  As of the Original Effective Date, the Parties’ Governance Team members are identified on Exhibit B.

2.2Replacement.  Replacement of a Party’s Governance Team member will be subject to unanimous agreement of the Governance Team, which will not be unreasonably withheld; provided, however, that either Party may unilaterally replace either of its Governance Team members with an individual who is also assuming or has assumed the replaced member’s executive position within PTC or RA, as the case may be.

2.3Meetings.  The Governance Team will meet at least once each calendar quarter and after each meeting will publish a report for interested constituents within each Party. On at least an annual basis, such meeting will include a mutual review of Combined Offering sales and usage, and an assessment of then-current and anticipated market opportunities for the same.

2.4Disputes.  The Governance Team will serve as the Parties’ primary forum for attempting to resolve disputes concerning this Agreement that cannot be resolved in the routine course of the Parties’ cooperation.

2.5Internal Communications. Each Party will be responsible for its internal communications as needed to stay apprised of the Governance Team’s decisions and actions.

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3.Interoperability.

3.1Cooperation.

(a)Each Party will work cooperatively with the other Party to achieve interoperability of the PTC Products with the RA Products (such products, collectively, “OEM Products”) including making modifications to its own OEM Products as necessary to make such OEM Products interoperable with the other Party’s OEM Products.

(b)To that same end, each Party and its Affiliates will provide to the other Party beta and pre-release versions of the Updates and new versions of the its Products prior to or at least no later than its makes such beta and pre-release versions available to any of its other customers.  Each Party will provide the other Party and its Affiliates with all Updates and new releases of its Products, no later than the first commercial release of such new release or functionality to ensure coordinated and correlated interoperability between the Products in any Combined Offering.  Neither Party or its Affiliates will be obligated to adopt a new version or Update of the other Party’s Product on any particular time-frame, but where the new version or Update includes critical security fixes, each Party will notify the other Party of the same and the Parties will coordinate in good faith to determine how to drive adoption of the same as soon as is reasonably practical.

3.2Future Product Integrations.  The Parties will collaborate on, and share information with respect to, future product integrations and/or roadmaps regarding information solutions for the products and services described in this Agreement.  Notwithstanding the foregoing, upon receipt of a Competition Notice (as defined in Section 5.8(b)(ii)), neither Party or its Affiliates will be required to provide information with respect to future product integrations and/or roadmaps regarding such information solutions.

3.3Cross-Training.  Each Party will train its appropriate employees on the other Party’s Products and related solutions offerings. In addition, PTC will train employees of RA and its Affiliates in the manner necessary to permit RA and its Affiliates with an ability to provide Tier 1 support of [***].

4.Branding; Strategic Relationship Support.

4.1Combined Offering Brand; Branding.  The Parties acknowledge that they previously agreed upon a “Combined Offering Brand” (i.e., the “FactoryTalk Innovation Suite Powered by PTC”).  The Parties jointly own the Combined Offering Brand, and any costs or expenses for trademark, domain and other protection, defense or enforcement activities associated with the Combined Offering Brand will be shared equally by the Parties.  The Combined Offering will be co-branded with the PTC Marks, RA Marks and Combined Offering Brand, as mutually agreed upon in writing by the Parties.  The Parties and their applicable Affiliates will advertise, market and promote the Combined Offering under the agreed-upon PTC Marks, RA Marks and the Combined Offering Brand.  Each Party will bear its own costs for marketing the Combined Offering.  Licenses for PTC Products containing the term “Kepware” may only be sold by RA and

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its Affiliates under the “ThingWorx Kepware” branding (and not the standalone “Kepware” branding), or such other branding as PTC uses with respect to the products that currently are referred to as “ThingWorx Industrial Connectivity”.

4.2Designations.

(a)PTC will identify RA and certain of its mutually agreed upon Affiliates as PTC’s premier IoT, analytics and industrial automation partner and as a preferred system integrator for the Factory SCO use cases and will feature RA and its applicable Affiliates as such on PTC’s and its applicable Affiliates’ respective websites and appropriate marketing collateral, all as mutually agreed upon in writing by the Parties.  RA will have the Systems Integrator rights set forth on Exhibit H.

(b)RA will identify PTC and certain of its mutually agreed upon Affiliates as RA’s premier IoT and AR technology partner for the Factory SCO use cases and will feature PTC and its applicable Affiliates as such on RA’s and its applicable Affiliates’ respective websites and appropriate marketing collateral, all as mutually agreed upon in writing by the Parties.

4.3Self Determination.  Except as expressly set forth in this Agreement, each Party and its Affiliates may set and determine the manner in which it will promote, market, and advertise the Combined Offering and the prices that it charges therefor.

4.4Joint Marketing and Support.

(a)Sales and Marketing Plan.  The Parties will collaborate and maintain a sales and marketing plan that details the planned joint marketing activities of the Parties.  Without limiting other elements of such sales and marketing plan, the Parties hereby agree that each Party shall list the other Party as a top sponsor of its primary customer/industry event each year (in PTC’s case, LiveWorx, and in RA’s case, Automation Fair) [***].

(b)Additional PTC Technologies.  If PTC or its Affiliates develop, introduce, or release new products, offerings, or technologies ancillary or related to ThingWorx and/or Vuforia, the Parties will discuss on a case-by-case basis whether to develop appropriate distribution or referral arrangements for such new products, offerings, or technologies.

(c)Personnel.  Each Party will designate appropriate engineering, sales and sales enablement, and marketing resources and/or spending to support the joint go-to-market initiatives, all as mutually agreed in the sales and marketing plan referred to in clause (a) above.

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(d)Duties.  Subject to Exhibit J, each Party and its applicable Affiliates will:

(i)employ a competent sales organization with respect to the Combined Offering and the other Party’s Products and will develop and maintain sufficient knowledge of the industry, the other Party’s Products, related support and maintenance services and competitive offerings to be able to demonstrate the Combined Offering and the other Party’s Products, use its reasonable efforts to maintain an appropriate level of customer satisfaction with respect to Combined Offerings and perform its activities hereunder in a professional and workmanlike manner;

(ii)notify the other Party immediately after becoming aware of any defect in any of the other Party’s Products or of any Customer problem, claim or threatened claim with respect to any of the other Party’s Products, and will promptly forward to the other Party all complaints with respect to any of the other Party’s Products; and

(iii)be solely responsible for, and will use its commercially reasonable efforts in, the marketing and commercialization of the Combined Offering.

4.5Publicity.

(a)General. The Parties will publicize their relationship throughout the Term in accordance with this Section. Neither Party nor its Affiliates may issue any press releases and, without limiting the rights under this Section, other public announcements (collectively “Publicity”) without the prior written approval of the other Party, except as provided in this Agreement, provided that each Party and its Affiliates will have the right to cite such press release(s), publicly use and disclose excerpts from such press release(s) and otherwise publicly use and disclose information contained in such press release(s) in its sole discretion.  The Parties agree to cooperate to develop a customer “win” story highlighting the product and data optimization anticipated from the transactions contemplated by this Agreement.

(b)Initial Publicity. Reserved.

(c)Pre-approved Description. The Parties will develop a description of their relationship under this Agreement that may be used, in whole or in part, without modification by either Party and its Affiliates in any pre-approved Publicity, without further approval, provided, however, that pre-approval is not required to utilize the pre-approved description in any sales or marketing collateral, such as the Web Site of a Party or its Affiliates, customer datasheets, presentations and proposals.

4.6General Conduct.  Each Party and its Affiliates will conduct business under its own name and, except as expressly set forth in this Agreement, will not state or imply that any of its own products or services are endorsed or recommended by the other Party or its Affiliates. The

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Parties and their respective Affiliates will (a) conduct their respective business in a manner that reflects favorably at all times on each Party’s Products, Services, and the good name, goodwill, and reputation of such Party and its Affiliates; (b) make no representations or warranties to customers or to the trade with respect to the specifications, features, or capabilities of the other Party’s products or services other than those made by the Party who owns the products or services or as otherwise contemplated by or set forth in this Agreement; and (c) not publish or use any misleading or deceptive advertising material.

4.7Security.

(a)Each Party agrees that it will follow secure development practices at least in accordance with industry standard practices.  From time to time, a Party may require the other Party or its Affiliates to complete a security questionnaire and in connection with the same, the Party responding to such request will make available to the requesting Party such documents and access to such personnel as the requesting Party reasonably request for such purposes.

(b)In the event a Party discovers vulnerabilities in its or the other Party’s code and/or weaknesses in its or the other Party’s development practices, or if a Party otherwise learns of the same in its own code or development practices, each Party agrees to promptly take corrective actions to remedy the same as soon as reasonably practicable. Any vulnerabilities with CVSS (Common Vulnerability Scoring System) ratings higher than [***] will be promptly remediated and retested for verification at each Party’ sole cost and expense, and in the case of vulnerabilities with CVSS ratings higher than [***], the efforts to remediate and retest such vulnerabilities must be undertaken with the greatest urgency.

(c)From time to time, Customers may seek additional security requirements.  The Governance Team will discuss in good faith the adoption of any such additional security requirements.  In the event that the Governance Team agrees to adopt such requirements, the Governance Team will establish the time frame for implementing such requirements.  Each Party will bear its own costs with regard to any security enhancements to its Products that may be agreed to by the Governance Team.

4.8Trademark License.

(a)License.  Each Party (the “Trademark Licensor”) grants the other Party and its Affiliates (the “Trademark Licensee”) a non-exclusive license to use Trademark Licensor’s Marks in the exercise of Trademark Licensee’s rights and the performance of Trademark Licensee’s obligations under this Agreement; provided, that Trademark Licensee (i) does not create a unitary composite mark involving any Mark of Trademark Licensor without the prior written approval of Trademark Licensor and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of Trademark Licensor’s Marks in accordance with applicable trademark law and practice and Trademark Licensor’s then current trademark guidelines. The Parties may add, modify

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or remove their respective Marks under this Agreement at any time upon notice to the other Party.

(b)Trademark Guidelines.  Trademark Licensor will promptly provide Trademark Licensee with copies of applicable trademark use guidelines. Trademark Licensee will not remove or alter any trademark, trade name, copyright or other proprietary notices, legends, symbols or labels appearing on or in any copies of the Trademark Licensor’s Products and associated documentation and materials.

(c)Reseller Agreement.  In the exercise of its resale rights under the Reseller Agreement, Trademark Licensee may use and display Trademark Licensor’s Marks to identify and market the Trademark Licensor’s Products only on (i) business cards and stationery of Trademark Licensee indicating that it is an authorized independent reseller for Trademark Licensor; (ii) marketing materials prepared by Trademark Licensor and delivered to Trademark Licensee relating to the Trademark Licensor Products; and (iii) marketing materials prepared by Trademark Licensee and approved by Trademark Licensor in writing.

(d)Covenants. Trademark Licensee will not register any of Trademark Licensor’s Marks or register or use any mark or name closely resembling Trademark Licensor’s Marks.  Trademark Licensee will not register any internet domain names that are, or that incorporate, any of Trademark Licensor’s Marks, and Trademark Licensee will relinquish to Trademark Licensor any such internet domain names it acquires or owns upon request of the Trademark Licensor.

(e)Goodwill.  All use of a Party’s Marks, and the goodwill from the Marks and the use of the Marks, will inure solely to the benefit of, and be on behalf of, the Mark’s owner. Trademark Licensee agrees that its use of Trademark Licensor’s Marks will not create in it, nor will it represent it has, any right, title, or interest in or to Trademark Licensor’s Marks other than the limited license expressly granted in this Section 4.8.

(f)Reservation of Rights.  Trademark Licensee will not use any of Trademark Licensor’s Marks in any way other than as specifically authorized in this Section 4.8, and without limitation may not incorporate any of Trademark Licensor’s Marks to identify Trademark Licensee’s business or products or services.  No other use of Trademark Licensor’s Marks, or any part thereof, or any mark or name confusingly similar thereto, is authorized without the prior written consent of Trademark Licensor.

4.9Guidelines for RA Information Exchange. The parties agree to share information as set forth in Exhibit E and Exhibit I. Except for information satisfying a condition listed in subparts (a) through (d) of Section 1.5, the parties also agree that any information that is disclosed by RA, an RA Affiliate, any actual or prospective customer of RA or an RA Affiliate, or any of their respective consultants, agents, or representatives in connection with the support services described in Exhibit J, including without limitation information related to [***] will be considered

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Confidential Information of RA and its Affiliates under the terms of this Agreement, and that, in addition to the provisions set forth in Section 17 of this Agreement, neither PTC nor its Affiliates will be able to share such Confidential Information with their standard distribution channels or any other third parties that they may appoint or use such Confidential Information for any reason other than performance of the support services for the benefit of RA and its Affiliates. Notwithstanding the foregoing, the preceding sentence will not apply to information that an actual or prospective customer of RA or an RA Affiliate or any of their respective consultants, agents, or representatives separately discloses to PTC or its Affiliates outside of the scope of the support services described in Exhibit J.

5.Use Cases; Exclusivity; Restrictive Covenants; Information Exchange.

5.1Exclusivity.

(a)Exclusivity.  The licenses and resale rights of RA and its Affiliates under the OEM Agreement and Reseller Agreement are exclusive (vis a vis PTC direct sales) for (i) Factory SCO use cases in the Territory, but limited to the territories, industries and accounts described under the heading “Exclusive Territory” on Exhibit B (the “Exclusive Territory”) and (ii) Factory SCP use cases solely to the extent explicitly described in Exhibit B, provided that, in each case, this Section 5.1 will not apply to sales of any PTC Products other than ThingWorx products unless such sales also include ThingWorx products for Factory SCO use cases. For clarity, this Section 5.1 will not restrict PTC from appointing third parties to resell or otherwise distribute Licenses for the ThingWorx products for Factory SCO use cases or for Factory SCP use cases in the Territory.

(b)Process.  The Parties will maintain a written governance process whereby, by mutual agreement, additional accounts or territories may be added to the Exclusive Territory based on the Parties or their respective Affiliates’ relative strength of capability and/or opportunity within a given territory or account.  Such governance process will also provide for accounts or territories to be removed from the Exclusive Territory if either RA or an Affiliate of RA is not providing sufficient account coverage or if requested by the applicable account.

5.2Reserved

5.3Reserved

5.4Nonexclusive Rights.

(a)RA.  In addition to its exclusive rights described in Section 5.1, the licenses and resale rights of RA and its Affiliates under the OEM Agreement and Reseller Agreement extend on a nonexclusive basis to (i) Factory SCO use cases for accounts outside of the Exclusive Territory and (ii) Factory SCP use cases. For the Factory SCP use cases, the licenses and resale rights of RA and its Affiliates under the OEM Agreement and Reseller Agreement include both the distribution of PTC Products on hardware distributed

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by RA and its Affiliates and the distribution of PTC Products as standalone software or as software embedded in hardware products of RA or its Affiliates. For clarity,

(i)

with respect to (A) sales of Factory SCO use cases outside of the Exclusive Territory and (B) sales of Factory SCP use cases, RA and its Affiliates may follow the opportunity registration process set forth on Exhibit B to obtain the exclusivity (vis-a-vis PTC direct sales) as provided in Exhibit B; and

(ii)

the licenses and resale rights of RA and its Affiliates under the OEM Agreement and Reseller Agreement are limited by the restrictions set forth in agreements to which PTC is party as of the Original Effective Date, all of which are listed on Exhibit B under the heading "Restrictions on RA's Distribution of PTC Products."

The licenses and resale rights of RA and its Affiliates under the OEM Agreement and Reseller Agreement are limited by the restrictions set forth in agreements to which PTC is party as of the Original Effective Date, all of which are listed on Exhibit B under the heading “Restrictions on RA’s Distribution of PTC Products.”

(b)PTC.  The licenses and resale rights of PTC and its Affiliates under the OEM Agreement and Reseller Agreement are non-exclusive.  The licenses and resale rights of PTC and its Affiliates under the OEM Agreement and Reseller Agreement are limited by the restrictions set forth in agreements to which RA or its Affiliates are a party as of the Original Effective Date, all of which are listed on Exhibit B under the heading “Restrictions on PTC’s Distribution of RA Products.”

5.5Distribution Channels.

(a)Distribution Channels and Exceptions.  The licenses and resale rights of each Party and its Affiliates under the OEM Agreement and Reseller Agreement will include the ability to sell licenses for the other Party’s Products through the standard distribution channels of the Party or its Affiliate distributing a Combined Offering or reselling the applicable licenses.  Notwithstanding the foregoing to the contrary, (i) neither RA nor any of its Affiliates may engage an RA Restricted Company to distribute a Combined Offering or resell licenses for PTC Products and (ii) neither PTC nor any of its Affiliates may engage a PTC Restricted Company to distribute a Combined Offering or resell licenses for RA Products.

(b)ARR.  In RA’s case, (i) orders resulting from distribution by RA or an Affiliate of RA of a Combined Offering or resale by RA or an Affiliate of RA of licenses for PTC Products will constitute ARR (as defined in Exhibit E), provided that the orders qualify as ARR.

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5.6Subscription Licenses.  The Parties’ mutual intent is that licenses for Products sold in exercise of the licenses and resale rights of each Party and its Affiliates under the OEM Agreement and Reseller Agreement will be subscription licenses (i.e., a license agreement that includes both a software license and related support over a stated term). A subscription license with a perpetual buyout option at the end of the initial term may be sold only on an exception basis with the approval of the other Party. The fees payable for such a convertible subscription (new and renewal) will count toward the ARR commitments described in Exhibit E in the same way as any other subscription would.  There will be no credit towards such ARR commitments for fees payable in connection with the conversion of the license to perpetual, but the fees payable for annual support for such perpetual licenses would count towards such ARR commitments.  PTC will notify RA from time to time of what are the parameters under which RA and its affiliates may sell such convertible licenses (e.g., whether convertible licenses may be sold, where convertible licenses may be sold, and under what circumstances, etc.)..

5.7Reservation.  Except as expressly set forth in this Agreement, each Party reserves all rights in its Products.  Neither RA nor its Affiliates will promote, market, advertise, sell or distribute the PTC Products or licenses for the PTC Products except in the fields, territories and use cases expressly permitted by Sections 5.1, 5.2, 5.3, and 5.4.

5.8Restrictive Covenants.

(a)PTC Covenants.

(i)Neither PTC nor any of its Affiliates will (A) [***], (B) [***] or (C) [***].  For clarity, this Section 5.8(a) will not prevent [***].

(ii)Excluding PTC Permitted Products, in the event that PTC or any of its Affiliates (A) commences designing, developing marketing, selling or distributing, or engages a third party to design, develop, market, sell or distribute a product that would reasonably be expected to compete with the RA Products, or (B) acquires a product that would reasonably be expected to directly compete with the RA Products based on product scope and functionality, PTC will promptly provide written and reasonably detailed notice of such (a “PTC Competition Notice”) to RA.

(b)RA Covenants.

(i)Neither RA nor any of its Affiliates will (A) [***], (B) [***] or (C) [***].  For clarity, this Section 5.8(b) will not [***].

(ii)Excluding RA Permitted Products, in the event that RA or any of its Affiliates (A) commences designing, developing marketing, selling or distributing, or engages a third party to design, develop, market, sell or distribute a product that would reasonably be expected to compete with the PTC Products, or (B) acquires a product that would reasonably be expected to directly compete with the PTC

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Products based on product scope and functionality, RA will promptly provide written and reasonably detailed notice of such (a “RA Competition Notice” and, together with the PTC Competition Notice, each a “Competition Notice”) to PTC.

(iii) RA and its Affiliates may not sell [***] in those circumstances in which RA and its Affiliates have actual knowledge that the prospective customers will purchase such products for use in [***]. RA and its Affiliates' marketing, sales, or distribution of any offerings [***] will not be a violation of Section 5.8(b).  As of the Effective Date, the only countries that falls within the scope of this Section 5.8(b)(iii) [***].

(c)No Governmental Entities.  Neither Party nor its Affiliates or Sales Agents will solicit any orders for any Licenses of the other Party’s Products or Services from any governmental or quasi-governmental entities (including without limitation any state or federal departments, agencies, administrations, bureaus, branches, or any subdivisions of any of the foregoing but excluding companies owned by government entities or quasi-governmental entities outside of the United States (e.g., state-owned enterprises), without prior written consent of the other Party, which will not be unreasonably withheld.

5.9Opportunity Registration Process.  With respect to sales outside the Exclusive Territory, the Parties agree to the deal registration process set forth on Exhibit B under the heading “Opportunity Registration Process.”

6.OEM Relationship.  The Parties agree to the mutual OEM terms and conditions set forth on Exhibit C, with pricing set forth on Exhibit F.

7.Reseller Relationship.  The Parties agree to the mutual software resale terms and conditions set forth on Exhibit D, with pricing set forth on Exhibit F.

8.Internal Use.  RA and each of its Affiliates may purchase a Subscription for PTC Products and/or SaaS Services and/or Cloud Services for its internal use, with pricing set forth on Exhibit F.

9.Financial Commitment.  The Parties agree to the financial commitments set forth on Exhibit E (the “Financial Commitments”).

10.Orders.

10.1Orders for Internal Use.  Orders by RA or its Affiliates for internal use will be placed in accordance with the existing agreement(s) between the Parties related to such orders.

10.2Orders for Resale/OEM Distribution.  The Party or its Affiliate ordering licenses for resale or OEM distribution of the other Party’s Products (alone or as part of a Combined Offering) (the “Ordering Party”) will deliver each Order to the other Party (the “Selling Party”) within five (5) business days of Ordering Party’s receipt of a binding, non-cancellable purchase

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order (an “Order”) from its distribution channel or the potential Customer.  For each Order, Ordering Party will deliver (at a minimum) to Selling Party a binding, non-cancellable Order duly executed by Ordering Party, which Ordering Party agrees will constitute Ordering Party’s binding commitment to pay for the Products so ordered.  Ordering Party agrees that, (a) electronic order submissions by Ordering Party will be as binding on Ordering Party as if Ordering Party submitted a signed purchase order, (b) Selling Party will be entitled to rely on such electronic order submissions as being valid, legitimate and fully authorized by Ordering Party, and (c) Selling Party may from time to time require Ordering Party to include various language on Ordering Party’s or its Ordering Entity’s quotation to each applicable Customer (in which case, Ordering Party will be obliged to keep copies of such quotations for a minimum of three years and to provide copies to Selling Party upon request).  Selling Party may reject an Order that does not comply, in all material respects, with the terms and conditions of this Agreement, including the Reseller Terms.

10.3Ordering Party will obtain a purchase order from each potential Customer for each Order, will retain such purchase orders for a minimum of three years from receipt, and will provide copies thereof to Selling Party upon request.

10.4Cooperation. The Parties will cooperate to identify and implement a mutually agreeable means of facilitating a more efficient and transparent Order planning, Order placement, and Order execution process. Such process will include RA’s delivery, three times per quarter, of [***].

10.5Licensing Affiliates. Each Party acknowledges that, when selling Licenses for Products to a Customer located outside of the United States, the other Party may enter into contracts for such Licenses through Affiliates based on the location of the Customer.  Accordingly, when a Party desires to place an order with the other Party with respect to a Customer located outside of the United States, the Party may direct such order to the corresponding Affiliate of the other Party.  The Governance Team will coordinate the relevant sharing of information relative to each Party’s Affiliates.

10.6Selling Party’s Product Shipment; Installation.  After Selling Party’s acceptance of an Order, Selling Party will ship the Selling Party’s Products ordered by Ordering Party to the Customer location specified in the Order documentation and/or make the Selling Party’s Products available for electronic download by such Customer.  Selling Party will send to Ordering Party an invoice for such Selling Party’s Products or Selling Party Services.  Shipment will be FCA (Incoterms 2000) the shipping point designated by Selling Party and risk of loss will pass to Ordering Party at the time the Selling Party’s Products are delivered to the carrier at such shipping point; provided, however, that Selling Party will, if possible, make electronic download of the Selling Party’s Products available to the Customer in order to minimize the risk of loss.  Ordering Party will be responsible for payment of all insurance, duty and customs, sales, value added and excise taxes and any other taxes or charges associated with the shipment or import of the Selling Party’s Products (except for taxes on Selling Party’s net income).  Ordering Party, Ordering Entity and/or the applicable Customer will be solely responsible for installation of the Selling Party’s Products.

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10.7Subscriptions. The Parties acknowledge that Subscription licenses have auto-renewing terms.  The initial term for Subscription licenses is typically one (1) year, but in any event, will not be longer than [***]unless the Parties otherwise agree.  The term of the Subscription will automatically renew for renewal terms of lengths equal to 12 months, unless Selling Party, Ordering Party, Ordering Entity or Customer notifies the other Party of non-renewal no later than [***].   If Selling Party serves notice of non-renewal of any Subscription on Ordering Party, Ordering Party will ensure such notice is served on Customer prior to the notice date.

10.8SaaS Services and Cloud Services.  Each Party and its Affiliates may sell or resell licenses or access rights for the other Party’s SaaS or Cloud Services offerings set forth on Exhibit F, and provided that RA complies with Section 5.8(b)(iii). SaaS Services and Cloud Services also have auto-renewing terms, comparable to what is described in Section 10.7 above.

(a)The Parties also agree that Section 2.4(c)(i) of Exhibit C of this Agreement does not prohibit RA and its Affiliates from effecting sales of Cloud Managed Services or SaaS products to end users, provided that RA and its Affiliates do not use PTC Products for commercial time-sharing or service bureau use or to provide similar services which by-pass PTC's licensing mechanisms. For the sake of clarity, a “service bureau” is a service where one Party would use the other Party’s products on behalf of a third party so that such third party does not need to purchase those products.

11.Payment.

11.1Fees.  Each Party will pay to the other Party the fees set forth in Exhibit F in accordance with the terms such exhibit.

11.2Taxes.  Fees reflected in this Agreement do not include taxes. Neither Party is liable for any taxes the other Party or its Affiliates are legally obligated to pay (or for any penalties or interest thereon) and which relate to any transactions contemplated under this Agreement. Each Party will pay any sales, use or value added taxes (and any penalties or interest thereon) it and its Affiliates owe due to entering into this Agreement or otherwise arising from the transactions contemplated by this Agreement, and which the law requires be collected from or paid by such Party or Affiliate. The Parties will not collect taxes covered by a valid exemption certificate provided by the other or its Affiliates. If the law requires that taxes be withheld from any payments from one Party to the other, such amounts will be withheld and paid to the appropriate taxing authority.  The Party that withholds such taxes will deliver to the other an official receipt for all taxes withheld. The Parties and their Affiliates will use reasonable efforts to minimize any taxes withheld to the extent allowed by law.  Despite any other provision in this Agreement, this section governs the treatment of all taxes relating to this Agreement.

12.Additional Terms Applicable to [***]. The additional terms and conditions set forth on Exhibit G apply to the exercise of rights by RA and its Affiliates in the [***].

13.Audit.  Each Party and its Affiliates will maintain accurate books and records relating to (a) the distribution of the Combined Offering by it, its Affiliates and its and their permitted resellers

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under the OEM Agreement, (b) the resale of Resale Products by it, its Affiliates and its and their permitted resellers under the Reseller Agreement and (c) the performance by it and each of its Affiliates of its and their other obligations under this Agreement (the “Records”). Each Party will permit, and will cause its Affiliates to permit, review and auditing of (a) its and its Affiliates’ Records and (b) its and its Affiliates’ use of the other Party’s Products, during normal business hours to confirm compliance with terms of this Agreement, provided, if applicable, any third party firm performing the audit enters into a confidentiality agreement for the benefit of the Party or Affiliate(s) whose Records and Product use are being audited.  Audits will not unreasonably interfere with the audited Party’s or Affiliate’s business activities, will be conducted at the auditing Party’s sole expense, and will not be made more frequently than [***] per calendar year.  Fees and expenses incurred in connection with such audits will be borne by the auditing Party.  The accounting firm will report to the Parties only whether the terms of this Agreement are being met, including whether payments have been properly reported and paid or, if not, the amount of any overpayment or underpayment.  If an audit shows an underpayment by the Party who, or whose Affiliate, was audited of more than [***], the Party who, or whose Affiliate, was audited will bear the cost of such audit. Any and all results, analysis and reports resulting from such audit will be deemed the Confidential Information of the Party who, or whose Affiliate, was audited; provided that, in addition to the auditing Party’s rights with respect to such Confidential Information under Section 17, auditing Party may use such Confidential Information in connection with any dispute between the Parties regarding the results of the applicable audit.

14.Warranties.

14.1General.  Each Party represents and warrants to the other Party that (a) it is an entity organized and existing under the laws of its jurisdiction of organization with full power and authority to enter into and perform this Agreement; (b) this Agreement has been duly authorized by all necessary corporate action and constitutes the binding obligation of such Party enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy laws or other laws affecting the rights of creditors generally; (c) the person(s) executing this Agreement on  its behalf has actual authority to bind it to this Agreement; and (d) its execution and performance of this Agreement does not and will not violate or conflict with any provision of its governing corporate instruments or of any commitment, agreement or understanding that it has or will have to or with any person or entity.

14.2DISCLAIMER.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, EACH PARTY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, INCLUDING ANY WARRANTY OF MERCHANTABILITY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, AND/OR ANY WARRANTY THAT PRODUCT THE OTHER PARTY WILL ACHIEVE ANY PARTICULAR RETURN ON INVESTMENT. EACH PARTY AND ITS AFFILIATES ARE SOLELY RESPONSIBLE FOR ANY RESULTS OBTAINED FROM USING THE PRODUCTS, INCLUDING THE ADEQUACY OF INDEPENDENT TESTING OF RELIABILITY, AND SECURITY AND ACCURACY OF ANY ITEM DESIGNED USING THE PRODUCTS. NEITHER PARTY WARRANTS THAT THE OPERATION OR OTHER

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USE OF THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE OR WILL NOT CAUSE DAMAGE OR DISRUPTION TO ANY CUSTOMER’S DATA, COMPUTERS, OR NETWORKS. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY WILL HAVE ANY LIABILITY ARISING FROM ANY SECURITY INCIDENT OR DATA LOSS THAT WOULD HAVE BEEN PREVENTED IF THE OTHER PARTY OR ITS AFFILIATE HAD IMPLEMENTED A SECURITY SOLUTION, DEVICE OR FEATURE (INCLUDING “PATCHES,” FIXES AND UPDATES) PROVIDED BY A PARTY FOR THE PRODUCTS PROVIDED OR MADE AVAILABLE TO THE OTHER PARTY OR ITS AFFILIATES.

15.Indemnification.

15.1Intellectual Property Infringement Claims.

(a)Indemnification Obligation.  Each Party (the “Indemnifying Party”) will, at its expense, defend, indemnify and hold harmless the other Party (“Indemnified Party”), its Affiliates and its and their officers, directors, employees, shareholders, agents, and successors (Indemnified Party and each of the foregoing, collectively, an “Indemnified Related Party”) from and against any and all damages, costs, and expenses (including reasonable attorneys’ fees, all amounts that a court or arbitrator finally awards or that Indemnifying Party agrees to in settlement of any Claim (as defined below) and any and all reasonable expenses or charges as they are incurred by Indemnified Related Party in cooperating in the defense), incurred in connection with any third party claim, action, demand or complaint (a “Claim”) brought against the Indemnified Related Party by a third party which results or arises from an infringement or alleged infringement of intellectual property rights related to the Indemnifying Party’s Product.  Indemnified Party will notify Indemnifying Party promptly of any such Claim action, demand or complaint and will give Indemnifying Party sole and exclusive authority (including settlement authority), and reasonable information and assistance for the defense.

(b)Additional Rights and Obligations.  If Indemnifying Party’s Product that is the subject of an indemnification claim under this Section 15.1(a) (or any part of it), is held to infringe any third party intellectual property rights and the use of such Product, as contemplated by this Agreement, is enjoined or is threatened to be enjoined, Indemnifying Party at its own election and expense may either: (i) procure for Indemnified Party (or, if applicable, the Indemnified Related Party) the right to continue use of such Product as authorized under this Agreement; or (ii) replace or modify the applicable Product with a version of the Product that is non-infringing and that conforms to the applicable Documentation.  If, despite Indemnifying Party’s commercially reasonable efforts, neither of the alternatives in this Section 15.1(b) is available on terms which are commercially feasible within one hundred eighty (180) days of notice of a Claim, (A) Indemnifying Party will immediately notify Indemnified Party of its intent to terminate the applicable Product licenses or resale rights under this Agreement (the “Affected Products”), (B) Indemnified Party will return, cause all of its Customers to return, and cease selling or reselling any Affected Products, alone or as part of a Combined Offering and (C) Indemnifying Party

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will grant Indemnified Party a credit equal to the prepaid license or subscription fees for the remainder of the applicable Product license term.  To the extent either Party is unable to meet any ARR or minimum fees under this Agreement as a result of a Claim, the ARR or minimum fees required under this Agreement will be adjusted or waived as necessary to reflect the non-performance of the Indemnifying Party.

(c)Combined Offering.  Notwithstanding anything to the contrary in this Agreement, each Party will be responsible for all damages, costs, and expenses, including reasonable attorneys’ fees, incurred in connection with any Claim, action, demand or complaint brought against such Party by a third party to the extent resulting or arising from an infringement or alleged infringement of intellectual property rights as a result of only the interoperation of each Party’s Products with the other Party’s Products as part of a Combined Offering.

(d)Exceptions.  The indemnification obligation in Section 15.1 will not apply to Claims to the extent that such Claims are based on or result from: (i) modifications made to the Selling Party’s Products by Reselling Party outside the scope of the results of the collaboration described in this Agreement without Selling Party’s direction or instruction, provided the infringement would have been avoided, but for such modification; or (ii) the combination of the Indemnifying Party’s Products with items not supplied or provided by Indemnifying Party and not contemplated by the results of the collaboration described in this Agreement, provided the infringement would have been avoided, but for combination and provided that there are substantial non-infringing uses for the Software apart from such combination.

15.2Breach of Agreement.  The Indemnifying Party will, at its expense, defend, indemnify and hold harmless the Indemnified Party and each other Indemnified Related Party from and against any and all damages, costs, and expenses (including reasonable attorneys’ fees, all amounts that a court or arbitrator finally awards or that Indemnifying Party agrees to in settlement of any Claim (as defined below) and any and all reasonable expenses or charges as they are incurred by Indemnified Related Party in cooperating in the defense), incurred in connection with any Claim brought against an Indemnified Related Party by a third party which results or arises from (i) any representation or warranty made by Reselling Party or a Reseller that exceeds the representations and warranties made by Selling Party in its standard license, or (ii) any breach by it of any of the representations or warranties in Section 14.

15.3Process.  The Indemnified Party will (a) give the Indemnifying Party prompt written notice of the applicable Claim and (b) allow the indemnifying Party to exclusively control the defense thereof and all related negotiations.  The indemnified Party will reasonably cooperate with the Indemnifying Party in the defense of the Claim and all related negotiations.  The Indemnifying Party will not enter into any stipulated judgment or settlement that purports to bind the Indemnified Party (or any other indemnified person or entity) without the indemnified Party’s express written authorization, which will not be unreasonably withheld or delayed.

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15.4Sole and Exclusive Remedy.  The indemnity obligations and terms in Section 15 represent the sole and exclusive remedy of Indemnified Party and the entire liability and obligation of indemnifying Party with respect to infringement or claims of infringement of any intellectual property right by, as applicable, any PTC Product or Selling Party’s Product or by its distribution, operation, use or receipt.

16.Limitation of Liability.

16.1TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT WILL EITHER PARTY OR ITS AFFILIATES BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR THAT RELATE IN ANY WAY TO THIS AGREEMENT OR ITS PERFORMANCE. THIS EXCLUSION WILL APPLY REGARDLESS OF THE LEGAL THEORY UPON WHICH ANY CLAIM FOR SUCH DAMAGES IS BASED, WHETHER THE PARTIES OR ANY AFFILIATE HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER SUCH DAMAGES WERE REASONABLY FORESEEABLE, OR WHETHER APPLICATION OF THE EXCLUSION CAUSES ANY REMEDY TO FAIL OF ITS ESSENTIAL PURPOSE. IN NO EVENT WILL EITHER PARTY’S MAXIMUM, CUMULATIVE LIABILITY FOR ALL DAMAGES UNDER THIS AGREEMENT EXCEED THE GREATER OF (A) [***] AND (B) [***].  THE EXCLUSIONS, DISCLAIMERS AND LIMITATIONS IN THIS SECTION 16.1 WILL NOT APPLY TO (A) EITHER PARTY’S LIABILITY TO THE EXTENT ARISING OUT OF A BREACH BY A PARTY OR ANY OF ITS AFFILIATES OF ITS CONFIDENTIALITY OBLIGATIONS IN SECTION 17.1, (B) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.1(a) OR (C) USE OR DISTRIBUTION BY A PARTY OR ANY OF ITS AFFILIATES OF THE OTHER PARTY’S PRODUCTS OR SERVICES OTHER THAN AS EXPRESSLY PERMITTED BY THIS AGREEMENT.

16.2THE LIMITATIONS OF LIABILITY STATED IN THIS SECTION 16 ARE INDEPENDENT OF ANY REMEDIES AND, NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF SUCH REMEDIES, WILL REMAIN IN FULL FORCE AND EFFECT.

17.Confidential Information; Feedback.

17.1Confidentiality. Each Party acknowledges that while performing its obligations under the Agreement it and its Affiliates may have access to the other Party’s or its Affiliates’ Confidential Information.  With respect to all Confidential Information, the Parties agree as follows:

(a)The Receiving Party may use the Confidential Information only to exercise its rights and perform its obligations under the Agreement. The Receiving Party must use the same care to protect the Disclosing Party’s Confidential Information as it uses to protect its own Confidential Information.  In no event will the Receiving Party fail to use reasonable care to avoid unauthorized use, including disclosure, loss, or alteration of the

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Disclosing Party’s Confidential Information.  Copies the Receiving Party makes of Confidential Information must contain the same confidential or proprietary notices or legends as the original.

(b)Either Party may disclose the other Party’s Confidential Information to its respective employees, Affiliates, agents, contractors and legal representatives only to the extent they have a need to know and an obligation to protect the Confidential Information that is at least as restrictive as the Agreement.  The Receiving Party is responsible for compliance with this Agreement by all persons or entities to which it grants access to Confidential Information, and will advise them of their obligations under this Agreement prior to disclosing the Confidential Information.

(c)Upon termination or expiration of this Agreement or upon cessation of work or written request, the Receiving Party will return or destroy or cause to be destroyed, at its option, all Confidential Information of the Disclosing Party, including Confidential Information disclosed under Section 17.1(b) to an Affiliate, agent, contractor and legal representative.  The Receiving Party may retain only such copies as are reasonably required to comply with applicable law and document retention requirements and any such copies must be maintained consistent with the terms of this Agreement.  Any destruction will be by shredding or secure erasure using current, commercially-reasonable methods.  Upon request of the Disclosing Party, the Receiving Party will furnish an officer’s certificate certifying that the Disclosing Party’s Confidential Information has been returned or destroyed.

(d)To the extent that PTC provides any training materials (including any source files), such materials shall be treated as PTC's Confidential Information. Additionally, RA and its Affiliates may only use the materials to conduct internal training for RA and its Affiliates' employees and partners. RA and its Affiliates will have no right whatsoever to prepare derivative works based upon any such materials, distribute any materials to third parties (including but not limited to RA and its Affiliates' customers or partners), or use the materials in any commercial manner or on behalf of RA and its Affiliates' customers.

17.2Terms of Agreement.

(a)Neither Party nor any of its Affiliates will disclose any of the terms of this Agreement to any third party without the prior written consent of the other Party.  Notwithstanding the foregoing, either Party and its Affiliates may disclose such terms to (i) its accountants, advisors and other professional representatives who have a “need-to-know” solely for the purpose of providing services to such Party or Affiliate and (ii) existing and potential investors, lenders and acquirers and the accountants, advisors and other professional representatives of any of the foregoing; provided, however, that in the case of this clause (ii) any such recipient is bound by a written agreement (or in the case of attorneys or other professional advisors, formal ethical duties) requiring such

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recipients not to disclose the terms of this Agreement to any third party and to use such terms only for purposes of evaluating the applicable investment, loan or acquisition.

(b)In addition, the terms of this Agreement may be disclosed as otherwise required pursuant to applicable law, regulation, stock market or stock exchange rule or rule of a self-regulatory organization (e.g., rules or regulations of the United States Securities and Exchange Commission, the Nasdaq or the NYSE) or legal process (including, without limitation, by interrogatory, subpoena, request for documents, civil investigative demand, formal request from a regulatory examiner or other similar process); provided that a Party or Affiliate proposing to make such a disclosure as required by law, rule, regulation or legal process will, to the extent legally permissible and practical, (i) inform the other Party a reasonable time prior to such required disclosure, (ii) provide the other Party with a copy of the text of such proposed disclosure sufficiently in advance of the proposed disclosure to afford such other Party a reasonable opportunity to review and comment upon the proposed disclosure (including, if applicable, the redacted version of this Agreement) and (iii) if requested, reasonably cooperate in an effort by the other Party to seek confidential treatment or a protective order for such disclosure.  In the event that confidential treatment or another remedy is not obtained, the Party proposing to make such disclosure may disclose only such information which such Party is required to be disclosed and to only those persons to whom such Party is required to receive such information.

17.3Exception for Legal Process.  The Receiving Party may disclose Confidential Information to the extent required by applicable law, regulation, stock market or stock exchange rule or rule of a self-regulatory organization (e.g., rules or regulations of the United States Securities and Exchange Commission, the Nasdaq or the NYSE) or legal process (including, without limitation, by interrogatory, subpoena, request for documents, civil investigative demand, formal request from a regulatory examiner or other similar process), but, to the extent legally permissible and practical, the Receiving Party must give the Disclosing Party prompt notice of the required disclosure (prior to the required disclosure, if possible) and, if requested, reasonably cooperate with the Disclosing Party in obtaining a protective order.

17.4Injunctive Relief.  Each Party agrees that the wrongful disclosure of Confidential Information may cause irreparable injury that is inadequately compensable in monetary damages.  Accordingly, either Party may seek injunctive relief in any court of competent jurisdiction for the breach or threatened breach of this Section in addition to any other remedies in law or equity, and the other Party will not raise the defense of an adequate remedy at law.

17.5Feedback.  Neither Party nor its Affiliates will have an obligation to provide the other Party or its Affiliates with suggestions, comments or other feedback relating to any product, technology or service of the other Party or its Affiliates (collectively, “Feedback”).  In the event either Party or any of its Affiliates (collectively, the “Feedback Provider”) provides Feedback to the other Party (collectively, the “Feedback Receiver”) regarding any Product of the Feedback Receiver, each of the Parties, as a Feedback Provider and on behalf of its Affiliates as Feedback Providers, hereby grants to the Feedback Receiver a worldwide, paid-up, royalty free, transferable,

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sublicenseable (directly and indirectly through multiple tiers), perpetual, irrevocable license to use, incorporate or otherwise commercialize such Feedback, including in the Feedback Receiver’s products and services for any purpose and without obligation of any kind.  Notwithstanding the foregoing, the foregoing license rights shall not grant or provide a license (either express or implied) to any patent owned or controlled by a Feedback Provider. Except for the foregoing license right, Feedback Provider owns all rights, title, and interest in and to the Feedback it develops or provides to the Feedback Receiver.  Feedback Receiver acknowledges and agrees that the Feedback is provided by Feedback Provider as-is, without warranties of any kind, and any Feedback used by Feedback Receiver will be used at Feedback Receiver’s sole risk and liability.

17.6Usage Data. Subject to applicable law, each Party acknowledges that the other Party and its Affiliates may collect and utilize usage data, in aggregated or other de-identified form, derived from use and performance of their respective Products and their related products and services under this Agreement for purposes of internal evaluation of trends, system usage, and other similar internal purposes and for purposes of improving its products and services.  This provision does not and will not constitute a license of any intellectual property rights from either Party or its Affiliates to the other Party or its Affiliates.

17.7Data Privacy.  With respect to Personal Data (as defined below) that one Party or its Affiliates may provide to the other Party or its Affiliates in connection with this Agreement, the Parties agree that it and each of its Affiliates will comply with applicable privacy laws, including, but not limited to EU Regulation (EU) 2016/679 (GDPR) and California Consumer Privacy Act (CCPA). The Parties shall ensure that the Party or its Affiliate transferring Personal Data has legal grounds to share such data relating to the purpose for which the Personal Data is exchanged, in particular by obtaining the individual’s consent or providing all necessary notices to the individual concerned that, their Personal Data may be shared with the other Party.  “Personal Data” shall have the meaning as defined in GDPR) and the equivalent term in CCPA as applicable. Neither Party considers itself or its Affiliates to process Personal Data as a “processor” or “service provider” on behalf of the other, however the Parties further agree to execute any further documentation as may be required to ensure continued compliance with the applicable law in the event that the nature of the data processing and data sharing relationship between or among the Parties and their respective Affiliates changes. The sharing of Personal Data for the permitted purpose shall not be considered a “sale” (as defined in CCPA).

18.Term and Termination.

18.1Term and Renewal.  Subject to earlier termination as provided below, this Agreement will be in effect from and after the Original Effective Date until September 30, 2023 (the “Term”).  Thereafter, the Term may be renewed by mutual written agreement.

18.2Termination.

(a)Termination for Breach of this Agreement.  In addition to any other termination rights provided for in this Agreement, either Party may terminate this

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Agreement immediately upon written notice to the other Party in the event of material breach of this Agreement by the other Party or its Affiliates (“Cause”) if the defaulting Party or Affiliate fails to cure such breach within sixty (60) days following notice of such breach from the non-defaulting Party.  Without limitation, the failure to make any payment due under this Agreement will constitute a material breach of this Agreement (excluding payments that are the subject of a good faith dispute).

(b)Special Termination Rights Applicable to [***].  Notwithstanding anything else in this Agreement to the contrary, in the event of a breach by RA, any Affiliate of RA, a Sales Agent of RA, or a Customer of RA of any term or condition in Exhibit G or required by Exhibit G to be included in a Customer License Agreement or a Sales Agent Agreement with respect to the [***], PTC may immediately terminate this Agreement without a cure period with notice to RA solely with respect to the [***].  In such event, RA will immediately cease selling, reselling and otherwise distributing such PTC Product and terminate the Customer licenses for such PTC Product.  PTC hereby agrees that it will make a reasonable effort to obtain a modification of the requirements described in this Section 18.2(b) from its licensor of certain code underlying the [***].

(c)Termination for Bankruptcy/Dissolution. Either Party may terminate this Agreement immediately upon written notice in the event the other Party (i) becomes insolvent, (ii) becomes the subject of proceedings under any law relating to bankruptcy or the relief of debtors and, in the case of involuntary proceedings, the petition is not dismissed, stayed, bonded or discharged within [***] of the commencement of the proceedings or (iii) admits in writing its inability to pay its debts as they become due (collectively, “Bankruptcy/Dissolution”).

(d)Termination for Change of Control.  Either Party may terminate this Agreement in the event of a Change of Control of RA or PTC upon written notice to the other Party delivered prior to the consummation of the Change of Control, with such termination effective upon the later of (i) [***] following delivery of such written notice and (ii) [***].

(e)Termination for Prohibited Assignment.  RA may terminate this Agreement [***] upon written notice to PTC in the event of any attempted assignment of this Agreement by PTC in violation of this Agreement.  PTC may terminate this Agreement [***] upon written notice to RA in the event of any attempted assignment of this Agreement by RA in violation of this Agreement.

(f)Termination for Breach of Securities Purchase Agreement.  PTC may terminate this Agreement upon [***] prior written notice to RA in the event of a material breach by RA of Section 4.1 (Prohibition on Transfers), Section 4.3 (No Transfers to Company Competitors or Significant Shareholders) or Section 5.3 (Standstill) of the Securities Purchase Agreement if such breach is incapable of cure or RA otherwise fails to cure such breach within [***] following notice of such breach from PTC.

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(g)Termination for [***].

18.3Post-Termination Obligations.

(a)General. Upon expiration or termination of this Agreement, with or without Cause, each Party will, and will cause its Affiliates to, immediately, (i) subject to Section 18.3(b), discontinue advertising, marketing, distributing or transferring the Combined Offering and cease all use of the Combined Offering Brand, and (ii) subject to Section 18.3(c), cease all resale of the other Party’s Products and any materials identifying or referring to the other Party’s Products.  All Customer License Agreements properly granted prior to the effective date of expiration or termination will survive expiration or termination and continue according to their terms.  Within fifteen days after any such expiration or termination, each Party will, and will cause its Affiliates to, return to the other Party or, at such other Party’s request, destroy all Confidential Information of such other Party and its Affiliates, and at such other Party’s request, certify in writing such Party’s compliance with this Section.  Furthermore, notwithstanding anything herein to the contrary, the Parties hereby agree that all exclusivity and restrictions on contracting with third parties (including without limitation under Sections 5.1 or 5.8 or otherwise) will automatically cease upon termination or expiration of this Agreement and will not survive any termination or expiration.

(b)Combined Offering Continuation.  Upon expiration or termination of this Agreement for any reason, each Party and its Affiliates may continue to distribute the Combined Offering, subject to all terms and conditions of this Agreement (including payment terms) for up to [***] after the termination/expiration date, after which existing Customers of the Combined Offering may be renewed for up to an additional [***] from the termination or expiration date.  For avoidance of doubt, no subscription or SaaS Services or Cloud Services (as renewed) may extend beyond the [***] anniversary of the effective date of the expiration or termination of this Agreement. Notwithstanding the foregoing, if the Agreement is terminated under Section 18.2(a), Section 18.2(c), Section 18.2(e) or Section 18.2(f), only the terminating Party may exercise the rights set forth in this Section 18.3(b).

(c)Standard Reseller Agreement.  Upon expiration or termination of this Agreement for any reason, each Party and its Affiliates may resell licenses for the other Party’s Products for up to [***] after the effective date of the expiration or termination of this Agreement, subject to the standard reseller terms of the Party that owns the applicable Products. Notwithstanding the foregoing, if the Agreement is terminated under Section 18.2(a), Section 18.2(c), Section 18.2(e) or Section 18.2(f), only the terminating Party may exercise the rights set forth in this Section 18.3(c).

(d)Support Obligations. Each Party’s and its Affiliates’ support obligations under the OEM Agreement with respect to its Products distributed in the Combined

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Offering will survive for the applicable remaining term of each subscription license (provided that the fees for such subscription licenses have been and continue to be paid).

(e)Financial Commitments. RA’s obligations upon expiration or termination of this Agreement with respect to the Financial Commitments are set forth on Exhibit E.

18.4Termination Damages.  Without prejudice to any other remedies either Party may have in respect of any breach of this Agreement, neither Party will be liable to the other for damages by reason of the expiration or termination of this Agreement in accordance with the provisions set forth above.

18.5Acknowledgment and Waiver.  The Parties acknowledge that the provisions of this Section are essential, fair, and reasonable, and that the occurrence of any of the events described herein will constitute good, just, and sufficient cause for the expiration or termination of this Agreement.  The Parties further acknowledge that any amounts spent in the performance of this Agreement will be spent with the understanding that this Agreement may not be renewed.  Accordingly, each Party hereby waives any claim against the other for loss or damage of any kind (including damages or other compensation for unjust enrichment, loss of prospective profits, reimbursement for expenditures or investments made, or commitments entered into or goodwill), due to failure of the Parties to renew this Agreement or, upon expiration or termination, to make a similar agreement.

18.6Continuing Obligations.  The following will survive the expiration or termination hereof: the provisions of this Section 18.6, Sections 4.5(a), 11, 13, 14, 15, 16, 17, 18.3, 18.4, and 20, and those other provisions of this Agreement (including Section 4.8) necessary for a Party and its Affiliates to exercise their respective rights under Sections 18.3.

19.Compliance With Laws.

19.1Each Party and its Affiliates will comply with all applicable laws and regulations of the United States and the territory in which the applicable products and services under this Agreement are licensed for use (“Territory”), including, without limitation, the following:

(a)the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1, et seq.) as amended (“FCPA”) and other applicable anti-corruption laws, including the UK Bribery Act and those in the Territory;

(b)Data Protection Laws applicable in the Territory; and

(c)the U.S. Export Administration Regulations (15 C.F.R. Parts 730 – 774), and any other applicable export control laws, rules, regulations or orders.

19.2With respect to its performance under this Agreement, each Party hereby represents, warrants and covenants to the other Party that (a) neither it nor its employees, directors, officers, agents, or Affiliates (collectively, “Relevant Persons”) has caused nor will cause the

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other Party or its Affiliates to be in violation of the FCPA, or any other applicable law or regulation regarding corruption or bribery; (b) it and its Relevant Persons will not with a corrupt intent, directly or indirectly, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to any person for purposes of corruptly obtaining or retaining business for or with, or directing business to, any person; (c) no part of any payment, compensation, reimbursement or fee received by it pursuant to this Agreement or otherwise will be used directly or indirectly as a corrupt payment, gratuity, emolument, bribe, kickback, or other improper benefit to any person; and (d) neither it nor its Relevant Persons will directly or indirectly request, agree to receive, or accept a financial or other advantage from any person.

19.3Each Party represents, warrants and covenants to the other Party that neither it, nor any of its employees, directors, officers, agents, or affiliates are listed on, nor affiliated with, any entity or person that is listed on the U.S. Commerce Department’s Denied Persons List, Entity List, or Unverified List, the U.S. State Department’s Nonproliferation Sanctions List, or the U.S. Treasury Department’s List of Specially Designated Nationals and Blocked Persons (each a “List”, and collectively the “Restricted Party Lists”).   Further, each Party hereby confirms that it does not have any business relationships with any person or entity identified on a Restricted Party List.  The Restricted Party Lists can be found at: http://export.gov/ecr/eg_main_023148.asp.

19.4Neither Party nor its Affiliates will distribute Products to a third party where it is aware of or has a reason to believe that any Products will be used for Restricted Activities (defined below), or be re-exported, transferred or diverted to a person or entity engaged in Restricted Activities.  In furtherance of its obligations, each Party represents, warrants and covenants to the other Party that, unless express written prior authorization is obtained from the other Party, it and its Affiliates will not:

(a)export, directly or indirectly, the other Party’s Products to a country embargoed under U.S. law, either separately or as part of a system;

(b)provide in any way the other Party’s Products to a party on a List; and/or

(c)provide in any way the other Party’s Products to a third party if it has reason to believe that they may be used in a Restricted Activity or reexported, transferred or diverted to a party on a List.

Each Party also agrees that it will provide the other Party with full information, certifications and other documentation reasonably required by the other Party to ensure that it has complied with all export restrictions and requirements imposed by applicable law.

“Restricted Activities” mean: (i) nuclear-related activities (including without limitation maritime nuclear propulsion projects); (ii) the design, development, production or stockpiling of missiles; and/or (iii) the design, development, production or stockpiling of biological or chemical weapons.

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20.General Provisions.

20.1Affiliate Performance Guarantee.  A breach by a Party’s Affiliate of such Affiliate’s obligations under this Agreement will be deemed a breach of this Agreement by such Party.  Each Party guarantees the performance of the obligations of its Affiliates under this Agreement.

20.2Independent Contractors.  The relationship of PTC (and its Affiliates) and RA (and its Affiliates) will be that of independent contractors.  There is no relationship of agency, partnership, joint venture, employment or franchise between or among the Parties and their respective Affiliates.  Neither Party nor its Affiliates has the authority to bind the other Party or any of its Affiliates or to incur any obligation on behalf of the other Party or its Affiliates or to represent itself as the agent of the other Party or its Affiliates or in any way that might result in confusion as to the fact that the Parties are separate and distinct entities. Without limiting the generality of the foregoing, each Party will not, and will cause its Affiliates not to, make any representations, warranties or covenants of any kind on behalf of the other Party or its Affiliates.

20.3Assignment.  Neither Party will assign or transfer this Agreement (or any of its rights or obligations hereunder) without the prior written consent of the other Party.  Either Party may assign this Agreement without the other Party’s prior consent to any third party controlling, controlled by or under common control with the assigning Party.  Any purported assignment in violation of this Section will be null and void and a breach of this Agreement.  For purposes of clarity, a Change of Control of a Party will not constitute an assignment of this Agreement; however, in such event, each Party may elect to terminate this Agreement in accordance with Section 13.2(d) or (e), as applicable.

20.4Amendment.  No waiver, alteration, modification, or cancellation of any of the provisions of this Agreement will be binding unless made in writing and signed by each of the Parties hereto.

20.5No Implied Waivers; Interpretation.  A failure at any time to require performance of any provision hereof will in no manner affect a Party’s right at a later time to enforce such provision. No failure by either Party to take any action or assert any right hereunder will be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.  For purposes hereof, “including” means “including without limitation”.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting Party will not apply.

20.6Severability.  If any provision of this Agreement is held to be invalid or unenforceable, the remainder of the provisions will remain in full force and effect.  The invalid or unenforceable provision will be modified so as to render it enforceable while giving effect, as nearly as possible to the original intent of the Parties.

20.7Non-Exclusive Remedies.  Except as expressly specified in this Agreement to the contrary, no remedy referred to in this Agreement is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to herein or otherwise available at law, in equity or otherwise.

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20.8Entire Agreement.  This Agreement, including all Schedules and Exhibits attached hereto (which are each hereby incorporated herein), (a) constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof, (b) amends and restates the Original Agreement in its entirety, and (c) supersedes all other agreements, oral or written, between the Parties, including all proposals, oral or written, negotiations, conversations, and discussions between the Parties.  Notwithstanding the foregoing, the Parties agree that, with respect to all activities, events and occurrences on or prior to the Effective Date, the Second Amended and Restated Agreement shall govern the respective rights and obligations of the Parties with respect to such activities, events and occurrences.

20.9Notices.  Unless specifically set forth otherwise and until either Party gives notice to the other Party of a change in address, all notices or communications of any kind made or required to be given pursuant to this Agreement will be in writing and delivered to:

If to PTC:

PTC Inc.

Attn: General Counsel

121 Seaport Blvd

Boston MA 02210

If to RA:

Rockwell Automation, Inc.

Attn: General Counsel

1201 South 2nd Street

Milwaukee, WI  53204

With a copy (which will not constitute notice) to:

Bryan S. Schultz

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202-5306

20.10Governing Law.  This Agreement will be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.  Each of the Parties hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the state and federal courts located in New York County in the State of New York for any litigation among the Parties hereto arising out of or relating to this Agreement.  The provisions of the United Nations Convention on Contracts for the International Sale of Goods are hereby excluded and will not apply to this Agreement.

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20.11Multiple Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each one of which will be deemed an original, but all of which will constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first set forth above.

PTC INC.	ROCKWELL AUTOMATION, INC.
[s] James E. Heppelmann Signature of Authorized Representative	/s/ Blake Moret Signature of Authorized Representative
James E. Heppelmann Name	Blake Moret Name
President and Chief Executive Officer Title	President and Chief Executive Officer Title

[Signature page to Third Amended and Restated Strategic Alliance Agreement]

EXHIBIT A

PRODUCT EXHIBIT

PTC Products

PTC On Premise Subscription Software Products:

•	ThingWorx products
•	Vuforia products
•	ThingWorx Kepware or ThingWorx Industrial Connectivity products
•	Creo Illustrate (if sold with Vuforia Studio)
•	Creo View JT Import option (if sold with Vuforia Studio)
•	Windchill products (on a deal registered basis only)
•	Academic offerings for the products listed above

For clarity, ThingWorx Industrial Connectivity products (which PTC currently plans to rebrand as “ThingWorx Kepware” products) are sometimes also referred to as “Kepware”, but RA and its Affiliates are not authorized to distribute products under the standalone “Kepware” branding under this Agreement.  Instead, RA shall use such branding as PTC uses with respect to the products that currently are referred to as “ThingWorx Industrial Connectivity”.

ThingWorx and Vuforia are PTC Development Platform Products.

PTC SaaS Products:

•	Vuforia SaaS products
•	ThingWorx Saas products
•	Factory Insights as a Service products
•	Onshape SaaS products (on a deal registered basis only)
•	Windchill SaaS products (on a deal registered basis only[***])
•	PTC University online training classes
•	Academic offerings for the products listed above

Cloud Managed Services:

•	Cloud Managed Services for ThingWorx products
•	Cloud Managed Services for the Vuforia Studio products

RA Products

•

MES, FactoryTalk ProductionCentre (MES), FactoryTalk Analytics Edge, FactoryTalk Analytics DataView, FactoryTalk Analytics DataFlowML and Emulate3D and the associated CAD integration product, including their platforms, applications, solutions, and services

Exhibit A; Page 1

4850-6269-6907.6

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In the event RA re-brands any of the RA Products listed above, any such resulting product(s) shall also be deemed "RA Products." In the event RA adds new modules, applications, or products to the FactoryTalk product family, the parties shall discuss in good faith whether such product(s) should be included as "RA Products" under the spirit of the Agreement.

Exhibit A; Page 2

4850-6269-6907.6

EXHIBIT B

ADDITIONAL TERMS AND COVENANTS

1.	Restricted Companies.

“PTC Restricted Companies” means all businesses and divisions of the following companies, to the extent those businesses and divisions compete with RA and its Affiliates:

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•the subsidiaries of each of the foregoing

“RA Restricted Companies” means all businesses and divisions of the following companies, to the extent those businesses and divisions compete with PTC and its Affiliates:

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•the subsidiaries of each of the foregoing

2.	Restrictions on [***]’s Distribution of [***] Products.

Technology Purchase Agreement, dated as of [***], between [***] and [***].

Technology Purchase Agreement, dated as of [***], among [***], [***], [***] and [***].

The restrictions applicable to [***] set forth in the agreements above are the same restrictions as applicable to [***]. To [***]’s knowledge, the restrictions set forth in the agreements do not substantially impact [***]’s rights under this Agreement, and if any substantial impact does arise, the Parties will work in good faith to resolve the substantial issue.

3.	Restrictions on [***]’s Distribution of [***] Products.

None

Exhibit B; Page 1

4850-6269-6907.6

4.	Opportunity Registration Process

In order to register an opportunity to sell or license the Combined Offering or PTC Products (whether directly by RA or indirectly through an RA Affiliate, and which, if the registration request is approved by PTC, will be on an exclusive basis vis-a-vis PTC direct sales for the period of registration as described in this Agreement), RA must submit a specific sales opportunity (an “Opportunity”) to PTC for proposed registration status by email to the email address PTC provides to RA for opportunity registration purposes.  Notifying PTC of an Opportunity through any other means will not constitute an effective attempt to register the Opportunity under the terms of this Agreement.  Such request for registration must identify whether or not RA desires that such Opportunity be an Assisted Sale (as defined in Exhibit J).

RA and PTC will use reasonable efforts to identify mutually acceptable means of improving the efficiency of the opportunity registration process, including without limitation with respect to the nature of the information that RA and its Affiliates provide to PTC, and such efforts (and the results of such efforts) will be reviewed on a quarterly basis by the Governance Committee with a view towards determining actions to improve the processes.

PTC may, in its reasonable discretion, approve or deny the registration of any Opportunities using the following general principles.

1.

The details of the Opportunity (i.e., anticipated deal size, products involved, division of the Customer, relevant geography, etc.) must be specified by RA in the request for registration.  An Opportunity will likely be rejected if the registration form is not sufficiently detailed or not sufficiently qualified.  Without limiting the foregoing, attempting to register customers/accounts generally is not permitted.

2.	If PTC or PTC Affiliate or reseller or distributor has engaged with the customer on, and actively worked, the opportunity, then PTC is likely to reject it.
3.	If the Opportunity is not in the Factory SCO or Factory SCP setting, PTC will likely reject the proposed registration.
4.	If PTC reasonably believes, after consultation with RA, that RA does not have adequate sales coverage or adequate relationships to successfully sell that Opportunity.
5.	If PTC has other reasonable grounds for rejecting the Opportunity.

PTC will use reasonable efforts to respond to a request to register an Opportunity within five (5) business days of the date that RA submits it for registration and agrees it will consider each registration request in good faith.  In communicating its decision in the event of a rejection, PTC will inform RA why PTC is rejecting the proposed registration.  In the event an Opportunity is rejected, RA may appeal such rejection to the Governance Team.

Every deal registration that is accepted by PTC will have an expiration date, which will be one hundred and eighty (180) days from the date that PTC communicates its acceptance of the registration to RA (or such other period as PTC specifies when it accepts the registration).  Thereafter, unless PTC extends the registration, the applicable Opportunity will be deemed not to be registered any longer.

Exhibit B; Page 2

4850-6269-6907.6

During the term of each deal registration, RA and its Affiliates will have the exclusive right (vis-a-vis PTC direct sales) to the applicable Opportunity.

5.	Initial Governance Team Members

RA:

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

PTC:

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

6.	Exclusive Territory

The following account selection process will be used to determine the Exclusive Territory of RA and its Affiliates.  In all cases, exclusivity applies to (a) the ThingWorx products for Factory SCO use cases only and (b) Vuforia Products for Factory SCO use cases when the potential sale also includes ThingWorx products for Factory SCO use cases.  As of the Effective Date, the Parties already maintain a list of accounts (the “Exclusive Account List”) for which RA has exclusivity for Factory SCO use cases (i.e., both the list of 150 and industry/geography based exclusivity, as specified below). From and after the Effective Date, if an account on such list is also designated as including Factory SCP exclusivity (as mutually agreed), RA’s exclusivity under Section 5.1 of this Agreement will extend also to Factory SCP use cases.

All references to “exclusivity” in this Exhibit B will mean exclusivity vis-à-vis PTC Direct Sales in accordance with Section 5.1 of this Agreement and shall be subject to the limitations and scope set forth in Section 5.1.

All determinations relating to exclusivity will be made in good faith.  Except as specified, all other accounts and PTC Products will not be exclusive.

For purposes of this Section, a “Substantial Business Relationship” shall mean, in respect of the customer at hand, either (a) the applicable Party and its Affiliates have made sales of more than [***] to such customer in the previous 12-month period or (b) such customer already has standardized on an offering of such Party.

Exhibit B; Page 3

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List of [***]

A.

RA will provide PTC with a list of proposed companies whose primary use case is in the area of Factory SCO. The list will be reviewed by a joint steering committee comprised of an equal number of members from each Party.  From this review, a final list of Factory SCO customers (not to exceed [***] accounts) will be selected.  PTC may reject a company’s inclusion on the list because PTC already has a Substantial Business Relationship with that customer.  For the sake of clarity, the requirements of this clause A has already, as of the Effective Date, been completed by the Parties and the Parties are in the mode where they are managing additions and deletions to the list via the Governance Committee.

B.

Unless a significant opportunity requires a special intermittent review, the above-described process will be completed prior to each Governance Committee meeting, at which point accounts can be exchanged on the list (but in no event will the number exceed [***]unless the Parties mutually agree in writing).  For the sake of clarity, each affiliate of a company that has different businesses will be treated as different companies in calculating the [***] companies.

Industry-Specific Instances

In addition to the companies to be identified and listed above, for companies that meet all of the following criteria set forth below, RA and its Affiliates will have exclusivity.  RA will notify PTC of what companies meet these criteria so that PTC can notify its direct sales force not to sell the PTC Products to such companies. These accounts will not count against the [***] named accounts on the RA exclusive list referenced above.

A.

The company’s business(es) must be entirely in one or more of the following industries, or the company must have a business or division whose business is entirely in one or more of the following industries (in which case only that business/division will qualify):

•	Drug/pharmaceutical companies (but not including medical devices);
•	Metals, mining and cement;
•	Oil, gas and chemical;
•	Consumer package goods, including food, beverage, home and personal care companies; and
•	North America automotive manufacturers.

B.

Unless PTC agrees to the contrary, the company must be an End User Company.  “End User Companies” will be defined as companies that operate in the end user environment or setting but does not include the factory where the equipment and/or tools for use in the end user environment/setting are manufactured.  For example, without limitation,

•	In the drug setting, the drug manufacturer itself would be an End User Company, whereas a company making equipment for use in drug manufacturing would not be an End User Company;

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•	In the mining setting, the operator of a mine would be an End User Company, whereas the manufacturer of equipment for use by a mine operator would not be an End User Company;
•	In the oil and gas setting, the operator of the oil platform would be an End User Company, whereas the manufacturer of drilling equipment would not be End User Company; and,
•	In the consumer product goods setting, the food manufacturer would be an End User Company, whereas the manufacturer of equipment for use in food manufacturing would not be an End User Company.
C.	The company must already have a Substantial Business Relationship with RA or its Affiliates related to RA hardware at that time.
D.	The company must also not already have a substantial ThingWorx footprint at such time.

[***]

In addition to the companies identified above:

A.

All [***]-headquartered customers (not including [***] or [***]) engaged in business in the tire, mining, metals, cement, oil and gas or chemical industry will be exclusive to RA and its Affiliates for ThingWorx Factory SCO use cases for their [***]-based operations.  For the sake of clarity, sales by PTC to such customers for use outside of such companies’ [***] operations will not be precluded.

B.

All [***]-headquartered customers (not including [***] or [***]) engaged in business in the automobile, consumer packaged goods, or life sciences industry listed on Exhibit K will be exclusive to RA and its Affiliates for ThingWorx Factory SCO use cases for their [***]-based operations.

C.	These accounts will not count against the [***] named accounts on the RA exclusive list referenced above.

[***]

In addition to the companies identified above, for companies that are headquartered in [***] and that meet all of the following criteria in A and B (below), RA and its Affiliates will have exclusivity for Factory SCO use cases for their [***]-based operations.  RA will notify PTC of what companies meet these criteria so that PTC can notify its direct sales force not to sell the PTC Products to such companies. These accounts will not count against the [***] named accounts on the RA exclusive list referenced above.

A.	The company must already have a Substantial Business Relationship with RA or its Affiliates related to RA hardware at that time.
B.	The company must also not already have a substantial ThingWorx footprint at such time.

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For clarity, the parties agree that, except for a limited number of companies headquartered in [***] that have been identified by the Parties, the companies that constituted Co-Sell Alliance Accounts under the Second Amended and Restated Agreement, including all the Permanent Co-Sell Alliance Accounts, have become part of the Exclusive Territory.

Exceptions to Exclusive Territory

RA or its Affiliates will be the contracting party for companies in the Exclusive Territory unless the Governance Team agrees otherwise.  Accordingly and in that regard, the Parties acknowledge that the following factors may be considered by the Governance Team: (i) RA or its Affiliates does not have sales capacity in a part of the applicable Exclusive Territory in order to effectively cover the account; or (ii) the Customer desires not to purchase the PTC Products from RA or its Affiliates but to purchase from PTC instead.  If the Governance Team agrees that PTC will be the contracting party with respect to a specific opportunity, such sales made by PTC under subsection (ii) above will be deemed made by RA and computed as if RA made the sale for purposes of calculating ARR under this Agreement.

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EXHIBIT C

OEM TERMS EXHIBIT

These Mutual OEM Terms and the attached Schedules are collectively referred to as the “OEM Agreement”.

RECITALS

WHEREAS, the Parties are entering into that certain Strategic Alliance Agreement (the “Strategic Alliance Agreement”) to which this OEM Agreement is attached as Exhibit C;

WHEREAS, to facilitate the business objectives of the Strategic Alliance Agreement, the Parties wish to enter into this OEM Agreement to provide each Party with certain resale rights with respect to the other Party’s Products for distribution under its own license conditions (as set forth herein).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

OEM AGREEMENT

1.Definitions.  In addition to terms defined in the Strategic Alliance Agreement and on first use in this OEM Agreement, the terms set forth in this Section 1 (Definitions) will have the meanings set forth below:

1.1“Application(s)” means the executable version of a computer program and user interface that are created using the Development Tools of PTC Products and completed to deliver (a) a Customer-specific use case, or (b) a vertical market-specific use case, or (c) a specific internal use case of a Party or an Affiliate of a Party.  Applications typically include Distributable Software.

1.2“Asset” means a sensor, device, machine, system, web service, thing, etc. that is modeled (represented) and/or registered as an asset (or “device” or “thing” within the software) or any separately defined part of the foregoing if it is being treated as a separate asset within the applicable Product.  For example, without limitation, an asset could be a medical analyzer, a car, a toothbrush, another computer system, weather service, a helicopter (and/or a helicopter engine, if that engine is modeled or registered as a separate asset in the applicable PTC Product).

1.3“Combined Offering” means one or more products, marketed and licensed under the Combined Offering Brand, each of which is comprised of one or more RA Product(s) that is distributed with one or more ThingWorx and/or Vuforia product(s), including all Updates.

1.4“Customer License Agreement” means a Customer license agreement created by the Product Selling Party for use by Product Selling Party or Sales Agent in the distribution of the Combined Offering, which license agreement may be accepted in either “shrink‑wrapped” form or an electronic equivalent which permits the Customer to view and indicate agreement with the license terms prior to paying for the license. To the extent any proposed modified terms for an

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individual Customer’s License differ from then the standard, current form of the Customer License Agreement, the Product Originating Party will cooperate with the Product Selling Party and will reasonably approve of all such modified terms.

1.5“Development Tools” means PTC’s development tools and related software, that are made generally available by PTC to its direct customers of the PTC Products, and Updates thereto, for use in connection with development of agents and Applications for use with the PTC Products, and which are provided or made available to RA and its Affiliates under this OEM Agreement, and Updates thereto.

1.6“Originating Party Product(s)” means the PTC Product(s) or the RA Product(s), as the context requires.

1.7“Product Originating Party” means the Party whose Originating Party Product(s) are sold by the other Party as part of the Combined Offering under this OEM Agreement.

1.8“Product Selling Party” means the Party and/or its Affiliate(s) that sells the other Party’s Product(s) as part of the Combined Offering under this OEM Agreement.

1.9“PTC Distributable Software” means the PTC Product Agents and components and files included in Applications or otherwise generated by use of the Development Tools that are designed to be distributed on or with Assets for use at the location of Registered Assets in accordance with the applicable Documentation, and Updates thereto.

1.10“PTC Product Agents” means the agent software components and Updates thereto that PTC makes generally available to its customers and users, and which are provided or made available to RA under this OEM Agreement and intended to be delivered to Customers or Users for installation and use on Registered Assets or at the location of Registered Assets.

1.11“RA Components” means RA’s hardware, software, or hosting services that are part of a Combined Offering.

1.12“RA Distributable Software” means the software components and Updates thereto that RA or its Affiliates makes generally available to its customers and users, and which are provided or made available to PTC under this OEM Agreement and intended to be delivered to Customers or Users for installation and use on RA products or at the location of RA products.

1.13“Registered Asset” means the total quantity of assets represented by a unique ID and registered within the PTC Product known as the ThingWorx Platform that are associated with Assets. Registered assets reflected in the PTC Product known as the ThingWorx Platform that are associated only with communication devices (such as SIMs and wireless edge devices used solely for enabling communication with a Customer’s Assets) are not counted towards the total permissible number of Registered Assets. Registered Assets are measured monthly and usage is based on the peak number of Registered Assets during the month.

1.14“Sales Agent” means a member of Product Selling Party’s standard distribution channels that (a) is appointed by Product Selling Party to exercise the rights granted to Product

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Selling Party by Product Originating Party pursuant to Section 2 and (b) with respect to which the requirements of Section 2.3 have been met.

1.15“Sales Agent Agreement” means a reseller agreement for use by Product Selling Party in the redistribution of a Combined Offering by a Sales Agent, which agreement must be in written form and signed by the Sales Agent.

1.16“Specifications” means the functional specifications of the Originating Party Products set forth in the Documentation.

1.17“Sublicensees” means Customers and/or Sales Agents, as applicable.

1.18“Support” means the provision of support services and technical support with respect to the Products, as the case may be, with responsibility for first line and second tier support.

1.19“User” means any individual authorized by a Customer (including such Customer’s employees, customers and/or subcontractors) to utilize the Combined Offering for its internal business purposes, and not for further resale or distribution.

2.License and Restrictions.

2.1Grant of License.  Subject to the terms and conditions of the Strategic Alliance Agreement and this OEM Agreement, each Product Originating Party hereby grants to each Product Selling Party, and each Product Selling Party hereby accepts (in the case of each of PTC and RA as a Product Selling Party, on its behalf and on behalf of its Affiliates), a non-exclusive (except as set forth in the Strategic Alliance Agreement), non-transferable (except as set forth herein), non-assignable (except as set forth in the Strategic Alliance Agreement), non-sublicensable (except as set forth in this Section 2.1 and Section 2.3), fee-bearing license as follows:

(a)Distribution License for Originating Party Products ‑ solely pursuant to the sublicensing terms described in Section 2.1(c) and/or Section 2.1(d) below, to market install, configure, implement, service, support and distribute the Originating Party Products only as part of a Combined Offering and, in the case of RA and its Affiliates, only for Factory SCO and Factory SCP use cases;

(b)Modify and Distribute Documentation - to reproduce, modify, and use for purposes of training and support, the Documentation supplied by Product Originating Party, and distribute the modified Documentation as an embedded or bundled component of the applicable Combined Offering, solely for use with the Combined Offering or Application of Product Selling Party, and in the case of RA and its Affiliates, solely in the Factory SCO and Factory SCP settings;

(c)Customer Sublicenses ‑ to grant to Customers sublicenses for use of the  Originating Party Products as part of a Combined Offering, in the case of RA and its Affiliates solely in the Factory SCO and Factory SCP settings;

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(d)Sales Agent Sublicenses ‑ to grant to Sales Agents sublicenses for redistribution of the Originating Party Products to Customers as part of a Combined Offering, in the case of RA and its Affiliates solely in the Factory SCO and Factory SCP settings; and

(e)Sales Enablement License - to use the Originating Party Products for purposes of Sales Enablement.

2.2Additional Licenses by PTC to RA.  Subject to the terms and conditions of the Strategic Alliance Agreement and this OEM Agreement, PTC hereby grants to RA and its Affiliates, and RA hereby accepts on its behalf and on behalf of its Affiliates, a non-exclusive (except as set forth in the Strategic Alliance Agreement), non-transferable (except as set forth herein), non-assignable (except as set forth in the Strategic Alliance Agreement), non-sublicensable (except as set forth in this Section 2.2 and Section 2.3), fee-bearing license as follows:

(a)Use License - to internally install and use the PTC Products designated on Exhibit A to the Strategic Alliance Agreement as a “PTC Development Platform Product”, solely for the purpose of (i) internally developing, testing and supporting Applications of RA and RA Components, and (ii) training Sales Agents of RA and its Affiliates; and

(b)License for Distributable Software - to (i) reproduce, install, and distribute copies of the Distributable Software solely in the Factory SCO and Factory SCP settings, for use only with a Combined Offering or Application of RA, through multiple tiers of distribution to Asset end users, in each case solely for installation and use by a Customer and/or Asset end user in connection with the applicable Combined Offering or Application of RA or its Affiliate; (ii) grant to Sales Agents sublicenses for redistribution of the Distributable Software, solely for internal business purposes, only in the Factory SCO and Factory SCP settings, and in the form of a Sales Agent Agreement in accordance with Section 2.3; and (iii) grant to Customers sublicenses for use of the Distributable Software, solely for internal business purposes, only in the Factory SCO and Factory SCP, in the form of a Customer License Agreement in accordance with Section 2.3.

2.3Customer License Agreements and Sales Agent Agreements.  Product Selling Party agrees that Customers will be permitted to use Originating Party Products only as part of a Combined Offering under a Customer License Agreement, and Sales Agents will only be permitted to redistribute Originating Party Products under a Sales Agent Agreement, such agreements to be preapproved by Product Originating Party, and in each case that, at a minimum and unless otherwise agreed to by the Parties, include contractual provisions that:

(a)with respect to Customers, grant the Customer the non-transferable, non-sublicenseable right to use the applicable Originating Party Product according to the terms set forth in this Section 2.3, solely for the Customer’s internal business purposes and only as distributed with the Combined Offering; or

(b)with respect to Sales Agents, (i) grant the Sales Agent the non-transferable right to (A) market and distribute the applicable Originating Party Product according to the

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terms set forth in this Section 2.3 and only as distributed with the Combined Offering, and (B) grant sublicenses to Customers only for their use of the Combined Offering consistent with the terms of this Section 2.3 as applicable to Customers and (ii) require strict compliance with all applicable laws and regulations, including without limitation the FCPA; and

(c)with respect to Sublicensees, (i) prohibit the removal of any copyright or other proprietary notices; (ii) prohibit causing or permitting the reverse engineering, disassembly or decompilation of the applicable Originating Party Product portion of the Combined Offering (or the Combined Offering as a whole); (iii) prohibit title to the applicable Originating Party Product portion of the Combined Offering (or the Combined Offering as a whole) from passing to the Sublicensee; (iv) disclaim Product Originating Party’s liability to the Sublicensee for damages, whether direct or indirect, incidental or consequential or for loss of profits, arising in connection with the Customer License Agreement or Sales Agent Agreement, as applicable; and (v) state that Product Originating Party disclaims any warranty of any kind directly to the Sublicensee with respect to the applicable Originating Party Product, including any warranty of performance, title, merchantability, fitness for a particular purpose and non-infringement.

(d)As between Product Selling Party and Product Originating Party, Product Selling Party is responsible for enforcing Customer License Agreements and Sales Agent Agreements and for any failure to enforce the Customer License Agreements and Sales Agent Agreements.  If either Party chooses not to enforce the terms of the Customer License Agreement, and if requested by the other Party, the Product Selling Party will use reasonable efforts to assign to the Product Originating Party its, or the applicable Sales Agent, rights under the applicable Customer License Agreements and Sales Agent Agreements to the extent necessary to permit the Product Originating Party to enforce the terms and conditions under the Customer License Agreements and Sales Agent Agreements applicable to the applicable Product, and to take corrective action on its own behalf to remedy such breach and to seek such equitable relief on its own behalf.

2.4Reservations; Restrictions.

(a)Retained Rights.  As between the Parties and subject to the licenses in this OEM Agreement, PTC owns all rights in the PTC Products, including all PTC Distributable Software, and RA owns all rights in the RA Products, including all RA Distributable Software, provided to PTC, including in either case all Updates, upgrades, modules, add-ons, modifications or improvements to or derivative works. Each Party retains all rights, titles, and interests in and to its respective technology and intellectual property, including the intellectual property rights in its trademarks, products, services, and documentation, and hereby reserves all rights not expressly granted in this OEM Agreement or the Strategic Alliance Agreement. Except as set forth herein, neither Party will attempt to or knowingly permit or encourage others to, and each Party will cause its Affiliates not to, attempt to alter, reverse engineer, decompile, disassemble or otherwise attempt to derive the source code of the other Party’s materials, except to the extent that the restrictions in this sentence are expressly precluded by applicable laws.  Taking any of these actions is a material breach of this OEM Agreement.

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(b)Ownership of Applications and Distributable Software.  Subject to the terms and conditions of the Strategic Alliance Agreement, each Party and its Affiliates will own all rights, title and interest to any Applications developed by such Party or Affiliate, including all Updates, upgrades, modules, add-ons, modifications or improvements to or derivative works thereof. Notwithstanding the foregoing, PTC will own all of the PTC Distributable Software incorporated into such Application. Similarly, to the extent PTC or its Affiliates develops any applications based on RA software, RA will own all of the RA Distributable Software incorporated into such application.

(c)License Restrictions.  Without limitation, Product Selling Party will not, directly or indirectly: (i) use any Originating Party Product for Product Selling Party’s internal business operations as part of a hosted service or otherwise outside the scope of the license granted in Section 2.1; (ii) modify, translate, copy, reproduce, reverse engineer, decompile, disassemble or otherwise attempt to derive the source code of any Originating Party Product, or remove any copyright or other proprietary notices of any Originating Party Product or related Documentation; or (iii) solicit sales of, sell, distribute, sublicense or otherwise transfer any Originating Party Product (A) to any person or entity that is not a Customer or Sales Agent, or (B) other than pursuant to a Customer License or Sales Agent Agreement.  Product Selling Party will be fully responsible to Product Originating Party and its licensors for compliance by Product Selling Party’s employees, agents and consultants with the foregoing restrictions and all other terms and conditions hereof.  Notwithstanding anything contained herein, all transfers, including all transfers by Product Selling Party to Customers, of any Originating Party Product are by way of license only, and not sale.  Nothing herein will affect any sale or transfer of title to such Originating Party Products to Product Selling Party or any third party.

(d)Open Source Restrictions.  Product Selling Party will not incorporate, link, distribute or use any third party software or code in conjunction with any Originating Party Product in such a way that: (i) creates, purports to create or has the potential to create, obligations with respect to any Originating Party Product or other software owned by or licensed to Product Originating Party, including without limitation the distribution or disclosure of any source code; or (ii) grants, purports to grant, or has the potential to grant to any third party any rights to or immunities under any intellectual property rights or proprietary rights of Product Originating Party or its Affiliates, including without limitation as such rights exist in or relate to any Originating Party Product.  Without limiting the generality of the foregoing, Product Selling Party will not incorporate, link, distribute or use (i) any Originating Party Product or any other software provided by Product Originating Party, nor (ii) any software, products, documentation, content or other materials developed using any Originating Party Product, with any code or software licensed under any version of the GNU General Public License (“GPL”), Affero General Public License (“AGPL”), Lesser General Public License (“LGPL”), European Union Public License (“EUPL”), Apple Public Source License (“APSL”), Common Development and Distribution License (“CDDL”), IBM Public License (“IPL”), Eclipse Public License (“EPL”), Mozilla Public License (“MPL”), or any other open source license, in any manner that could cause or could be interpreted or asserted to cause any Originating Party Product or other software provided by Product Originating Party (or any modifications thereto) to become subject to the terms of the GPL, AGPL, LGPL, EUPL, APSL, CDDL, IPL, EPL, MPL, or such other open source license.

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(e)Quality Control Requirements.  Each Party acknowledges the other Party’s exclusive ownership of the other Party’s Trademarks and that use by either Party or its Affiliates of any of the other Party’s Trademarks, including any resulting goodwill, will inure to the sole benefit of the Party that owns such Trademarks.  Neither Party will knowingly do or permit to be done, and will cause its Affiliates not to do or cause to be done, any act or thing inconsistent with such ownership and will not acquire or claim or assist third parties in acquiring or claiming any title in or to any of the other Party’s Trademarks, including by virtue of the Strategic Alliance Agreement, this OEM Agreement, or through either Party’s use of the other Party’s Trademarks.  Neither Party will directly or indirectly, and will cause its Affiliates not to directly or indirectly, undertake any action that in any manner might question, contest, challenge, infringe or impair the validity, enforceability, scope of rights or title of the other Party in any of the other Party’s Trademarks at any time during the term of the Strategic Alliance Agreement.  Each Party agrees that (a) all Combined Offerings identified by any of the other Party’s Trademarks will be at least equal in quality to the mutually agreed specifications therefore (the “Quality Standard”) and (b) it will maintain, and will cause its Affiliates maintain, procedures to assure the consistent quality of all Combined Offerings bearing or containing the other Party’s Trademarks.  Each Party will have the right to audit and inspect, upon advance written notice, at the inspecting Party’s sole expense, and during regular business hours, the use by the other Party and its Affiliates of its Trademarks licensed hereunder and all Combined Offerings identified by any of its Trademarks.

(f)Registered Asset Requirements.  Where RA or an Affiliate of RA is Product Selling Party, RA will, and will cause its Affiliates to, require that any Asset used with the Combined Offering that includes the PTC Product known as ThingWorx be a Registered Asset, and will prohibit Customers and Users from using Assets with such Combined Offering in a manner that intends to mask the unique identifier for any Asset or otherwise to circumvent the per Asset payment obligations, in each case, by including such requirement and restriction in each Customer License Agreement.

2.5Term of Licenses.  Product Selling Party and its Sales Agents may sell Subscription Licenses or SaaS Services or Cloud Services to the Combined Offering, with a maximum license term of [***]unless otherwise agreed to the Parties.

2.6Licensing Basis.  Unless otherwise agreed to by the Parties, the PTC Products licensed as part of the Combined Offering will be licensed using the licensing basis (e.g., per user, per asset) as specified at https://www.ptc.com/en/documents/legal-agreements; provided that, after the reasonable request of PTC due to a change in such documentation, RA will license the PTC Products to Customers on terms that provide that the Customers cannot effect an early termination of the license without cause.

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3.Maintenance Services.

3.1The Parties agree that, notwithstanding anything in this OEM Agreement, Product Selling Party will provide first line Support to all Customers of the Combined Offering, and Product Originating Party will provide second tier Support to Product Selling Party.  Generally, first line Support means that Product Selling Party will interface with the Customers and before escalating an issue, will have a technical Support personnel who is properly trained in providing Support for the Originating Party Product(s) to trouble-shoot the issue and attempt to achieve a workaround.  If a workaround is not possible after diligent efforts, Product Selling Party may contact Product Originating Party for second line Support, which typically will involve Product Originating Party development personnel using diligence efforts to create a bug fix or other solution to the Customer’s problem.  The Product Originating Party’s Support obligations will include providing the Product Selling Party with Updates as Product Originating Party makes such Updates generally available, and the additional maintenance obligations set forth on Schedule A.

4.OEM Warranties.

4.1Warranty.

(a)Warranty.  Each Product Originating Party warrants to Product Selling Party that Product Originating Party is authorized to grant the license(s) granted by it under this OEM Agreement and that, subject to the remainder of this Section 4.1, the Originating Party Products will be free from Errors during the Warranty Period.  “Warranty Period” means: (a) for Perpetual Licenses, the ninety day period commencing on the date Product Originating Party makes the Originating Party Product available to Product Selling Party or Sublicensee, and (b) for Subscription Licenses, SaaS Services or Cloud Services, the term of the subscription/SaaS Services/Cloud Services.  Product Originating Party will have no warranty obligations hereunder with respect to any (i) Errors attributable to the use of an Originating Party Product in an application or environment for which it was not designed or contemplated, or (ii) Errors attributable to any modifications or customizations of an Originating Party Product not made by or on behalf of Product Originating Party.  Product Originating Party’s issuance of an Update will not re-start a Warranty Period that has expired.

(b)Remedy.  Product Originating Party’s and its licensors’ entire liability and Product Selling Party’s exclusive remedy for any breach by Product Originating Party of the warranty given in this Section 4.1 will be, at Product Originating Party’s sole discretion, either to (a) replace the Originating Party Product or (b) use diligent efforts to repair the Error.  Product Originating Party’s obligations set forth in the preceding sentence will apply only if notice of the Error is received by Product Originating Party within the Warranty Period and Product Selling Party supplies such additional information regarding the Error as Product Originating Party may reasonably request.  If Product Originating Party does not replace the applicable Originating Party Product and/or does not repair the Error (either by providing a bug fix, a workaround or otherwise) within a reasonable time after notice of the Error and associated information from Product Selling Party is received by Product Originating Party, Product Originating Party will provide a refund of the prepaid unused license fees paid by Product Selling Party for the applicable Originating Party Product containing the Error, upon return of such Originating Party Product and any copies thereof.

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(c)Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS OEM AGREEMENT AND THE STRATEGIC ALLIANCE AGREEMENT, PRODUCT ORIGINATING PARTY DISCLAIMS (AND PRODUCT SELLING PARTY WAIVES) ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, INCLUDING ANY WARRANTY OF MERCHANTABILITY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, AND/OR ANY WARRANTY THAT PRODUCT SELLING PARTY WILL ACHIEVE ANY PARTICULAR RETURN ON INVESTMENT. PRODUCT RESELLING PARTY IS SOLELY RESPONSIBLE FOR ANY RESULTS OBTAINED FROM USING THE ORIGINATING PARTY PRODUCTS, INCLUDING THE ADEQUACY OF INDEPENDENT TESTING OF RELIABILITY, SECURITY AND ACCURACY OF ANY ITEM DESIGNED USING LICENSED PRODUCTS. PRODUCT ORIGINATING PARTY DOES NOT WARRANT THAT THE OPERATION OR OTHER USE OF THE ORIGINATING PARTY PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE OR WILL NOT CAUSE DAMAGE OR DISRUPTION TO ANY SUBLICENSEE’S DATA, COMPUTERS OR NETWORKS. WITHOUT LIMITING THE FOREGOING, PRODUCT ORIGINATING PARTY WILL HAVE NO LIABILITY ARISING FROM ANY SECURITY INCIDENT OR DATA LOSS THAT WOULD HAVE BEEN PREVENTED IF PRODUCT SELLING PARTY HAD IMPLEMENTED A SECURITY SOLUTIONS, DEVICES OR FEATURES (INCLUDING “PATCHES,” FIXES AND UPDATES) FOR THE ORIGINATING PARTY PRODUCTS PROVIDED OR MADE AVAILABLE BY PRODUCT ORIGINATING PARTY TO PRODUCT SELLING PARTY.

4.2Performance Warranty.  Product Selling Party is free to offer separate and additional warranty terms regarding the Originating Party Products or third party product(s) component of the Combined Offering as well as the entire Combined Offering in Product Selling Party’s name only, but Product Selling Party will not bind Product Originating Party to such additional terms, and Product Selling Party will be solely responsible for, and will indemnify and hold Product Originating Party harmless from, any claims based upon such warranty terms made by Product Selling Party that are additional to or are otherwise inconsistent with those made by Product Originating Party hereunder.

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Schedule A

Support Commitments

1.GO-TO-MARKET SUPPORT

1.1.

Technical and Sales Support.  Each Party and its Affiliates will cooperate with the other Party and its Affiliates as may be reasonably requested by the other Party to assist in the sale of the Combined Offering to a prospective Customer.

1.2.

Support Documentation. Each Party will make available to the other Party and its Affiliates its electronic support and training materials (in all the languages available) for itsProducts to assist the other Party and its Affiliates in handling its Level 1 Support (as defined below) obligations.

1.3.

Collateral. Each Party will provide collateral (in all the languages available) for the other Party and its Affiliates’ marketing and sales to present Products overview and competitive positioning. This will be used to help sell the “why” customers should use the Party’sProducts. Each Party will update materials to the other Party as positioning changes and major software updates are released.

1.4.

Data Sets.  Each Party hereby agrees that, for data sets that it uses to demonstrate its product (PTC Products in the case of PTC, and the RA Products in the case of RA) it will, if allowed under its agreement with the provider(s) of the data set, provide such data sets to the other Party solely for purposes of the other Party demonstrating the Combined Offering.

2.SUPPORT SERVICES DEFINITIONS

3.1	“Level 1 Support” means the resolution of Customer inquiries relating to the Combined Offerings in real time or off-line without assistance from the other Party except as otherwise agreed.
3.2.

“Level 2 Support” means the technical expertise the one Party provides to the other’s technical support case managers concerning inquiries regarding the Combined Offering by phone, web-based support interface or other agreed-upon means (“Official Means”) that is necessary to resolve off-line a Customer inquiry, when Level 1 Support does not resolve the customer inquiry and when the applicable technical support representative who takes the call generating such inquiry finds it necessary to elevate the inquiry to the applicable Party’s technical support case manager for resolution off-line, who in turn finds it necessary to contact the applicable other Party to obtain from such other Party the technical expertise necessary to resolve such Customer inquiries.

3.3.	“Error” is defined in the Strategic Alliance Agreement.

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3.4.	Error Severity Class Criteria

P0, Fatal Impact                          Error that results in system hangs or crashes, or production is not possible without use of RA Products or PTC Products, as applicable.

P1, Severe Impact                      Error causes severe production impact, and/or workaround (if available) is not acceptable.

P2, Degraded Operations           Errors disabling only certain functions that are not severe, but cause Customer dissatisfaction and for which an acceptable workaround exists.

P3, Minimal Impact                  All other Errors.

3.	SUPPORT SERVICES

3.1.	The Party or Affilliate thereof who sells licenses for the Combined Offering will provide Level 1 Support to its Customers for the Combined Offerings.

3.2.

RA will provide Level 2 Support to PTC and its Affliates for its Products included in the Combined Offerings.  PTC will provide Level 2 Support to RA and its Affliates for its Products included in the Combined Offerings.  Each Party will provide Level 2 Support to the other Party and its Affliates 24x5 days per week (i.e. weekends and holidays excluded) for most incident severities, with provision for 24x7 elevation of P0 issues for immediate response (e.g. call list).

3.3.

RA will provide in a commercially reasonable timely manner product support and corrective maintenance (bug fixes, hotfix or patch release) for RA Products in coordination with the PTC team where required.  PTC will provide in a commercially reasonable timely manner product support and corrective maintenance (bug fixes, hotfix or patch release) for the PTC Products in coordination with the RA team where required.  The specific timelines will be as agreed by the Governance Team.

3.4.

In the event that PTC has determined that there is an issue with an RA Product as part of the Combined Offering that is not operating as indicated in the documentation and that PTC cannot resolve on its own, PTC shall contact RA support.  In the event that RA has determined that there is an issue with a PTC Product as part of the Combined Offering that is not operating as indicated in the documentation and that RA cannot resolve on its own, RA shall contact PTC support.

3.5.	Once the information has been received, the Level 2 Support Party will use reasonable commercial efforts to provide a response to the support request from Level 1 Support Party.

3.6.	Each Party will, in providing Level 2 Support hereunder, endeavor to meet the following targets:

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Remedy Levels (defined below)
Error Class	1st Level	2nd Level	Final Level
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

The required action for each Error class at each remedy level specified above is as follows:

1st Level:	Acknowledgment of receipt of Error report with written confirmation delivered to the Level 1 Support Party.
2nd Level:	Temporary fix - a modification or workaround which allows the Customer to bypass the error, but may not be in a form suitable for general distribution to all of the Level 1 Support Party’s Customers.
Final Level:	Official fix - a new update which resolves the Error and is in a form suitable for general distribution to all of Level 1 Support Party’s Customers.

3.7.

The Parties understand that RA Products or PTC Products, as applicable, issues attributable to third party technology contained within the RA Products or PTC Products, as applicable, may require additional time to resolve. The Level 2 Support Party will take the appropriate steps in working with the third party vendors to provide a solution or workaround to the issues within a time that the Parties can agree to.

3.8.

In certain select circumstances, the Level 2 Support Party will work with Level 1 Support Party and Customer to help address critical issues for which it is unclear if the issue is caused by an Error, if the Level 1 Support Party has been unable to determine if an Error is involved from the information already provided by Customer. The Governance Team will establish procedures for these types of engagements.

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EXHIBIT D

RESELLER TERMS EXHIBIT

These Mutual Reseller Terms and the attached Schedules are collectively referred to as the “Reseller Agreement”.

RECITALS

WHEREAS, the Parties are entering into that certain Strategic Alliance Agreement (the “Strategic Alliance Agreement”) to which this Reseller Agreement is attached as Exhibit D;

WHEREAS, to facilitate the business objectives of the Strategic Alliance Agreement, the Parties wish to enter into this Reseller Agreement to provide each Party with certain resale rights with respect to the other Party’s Products for distribution under the other Party’s license conditions (as set forth herein).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

RESELLER AGREEMENT

1.Definitions.  In addition to terms defined in the Strategic Alliance Agreement and on first use in this Reseller Agreement, the terms set forth in this Section 1 will have the meanings set forth below.

1.1“License” means the then-current version of Selling Party’s standard form customer license agreement.  The current forms of each Selling Party’s standard forms customer license agreements are attached as Schedule A.

1.2“Marks” means trade names, trademarks, service marks, and logos associated with the Parties or their products or services.

1.3“Online Terms” means shrink-wrap, click-wrap, click-through, click-accept, online, or website terms.

1.4“Order” means any order for Licenses of Selling Party Products or Selling Party Services placed with Selling Party by Reselling Party.

1.5“Sales Agent” means a member of Reselling Party’s standard distribution channels that (a) is appointed by Reselling Party to exercise the rights granted to Reselling Party by Selling Party pursuant to Section 3 and (b) with respect to which the requirements of Section 4.1 have been met.

1.6“Reselling Party” means the Party and/or its Affiliate(s) that resells the other Party’s Selling Party Products under this Reseller Agreement.

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1.7“Selling Party” means the Party whose Selling Party Products are resold by the other Party under this Reseller Agreement.

1.8“Selling Party Products” means the PTC Products or the RA Products, as the context requires. Selling Party Products includes all Updates.

1.9“Selling Party Services” means Support.

1.10“Subscription” means term Licenses that include (for the same fee) Support for such Licenses for the same period as the applicable License.

1.11“Support” means the provision of maintenance services and technical support by Selling Party with respect to the Selling Party Products that are made available pursuant to the terms and conditions of a License.

2.Overview.  Subject to the terms and conditions of this Reseller Agreement, this Reseller Agreement authorizes Reselling Party to distribute or resell Licenses for the Selling Party Products and the Selling Party Services to Customers directly and indirectly through Sales Agents.

3.Appointment.

3.1Appointment.  Subject to the terms and conditions of the Strategic Alliance Agreement and this Reseller Agreement, Selling Party hereby appoints Reselling Party, and each Reselling Party hereby accepts such appointment (in the case of each of PTC and RA as a Reselling Party, on its behalf and on behalf of its Affiliates), as a non-exclusive reseller of Licenses for the Selling Party Products and the Selling Party Services during the Term and, in the case of RA and its Affiliates as Reselling Party, solely in the Factory SCO and Factory SCP settings.

3.2License; Restrictions.  Subject to the terms and conditions of the Strategic Alliance Agreement and this Reseller Agreement, Selling Party hereby grants Reselling Party a non-exclusive, non-transferable (except as set forth herein), royalty free license during the Term and, in the case of RA as Reselling Party, solely in the Factory SCO and Factory SCP settings, to use the Selling Party Products provided to demonstrate the applicable Selling Party Products to potential Customers, to install, configure, implement, service,  or support the applicable Selling Party Products,  and for purposes of promoting the licensing of such Selling Party Products to such Customers.  Reselling Party will not market, promote, provide, or demonstrate any Selling Party Products to any third party other than a bona fide potential Customer, including to any competitors of Selling Party.

3.3Sales Agents.  The foregoing rights and licenses may be exercised by Sales Agents, provided that Reselling Party will be fully responsible and liable for the actions, errors and omissions of such Sales Agents. Such Sales Agents will execute an agreement containing license terms consistent with this Reseller Agreement.

3.4Restrictions.  Unless otherwise expressly agreed in advance in writing by an authorized representative of Selling Party, neither Reselling Party nor its Sales Agents will solicit or accept orders for Licenses of Selling Party Products or Selling Party Services from resellers or distributors who are not Sales Agents.

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4.Agreements with Sales Agents and Customers.

4.1Agreements with Sales Agents.  In order for any agreement under which Reselling Party engages a Sales Agent to exercise any of the rights and licenses granted under Section 3.1 or Section 3.2 (each, a “Sales Agent Agreement”) to be valid and effective, such Sales Agent Agreement must: (a) be in writing and entered into prior to the engagement of the applicable Sales Agent; (b) terminate upon expiration or termination of this Reseller Agreement; (c) contain terms and conditions that are at least as protective of the Selling Party Products and Selling Party Services as the terms and conditions of this Reseller Agreement, including contractual terms that: (i) grant the Sales Agent a non-transferable right to exercise the rights and/or licenses under Section 3.1 or Section 3.2 that Reselling Party or Sales Agent wishes to pass-through during the Term, subject to all applicable terms of this Reseller Agreement; (ii) require strict compliance with all Applicable Laws, including in connection with distribution of Selling Party Product(s) outside the United States; (iii) prohibit the removal of any copyright or other proprietary notices; (iv) prohibit causing or permitting the reverse engineering, disassembly or decompilation of the Selling Party Product(s); (v) prohibit title to the Selling Party Products or Selling Party Services from passing to the Sales Agent; (vi) disclaim Selling Party’s liability to the Sales Agent for damages, whether direct or indirect, incidental or consequential or for loss of profits, arising in connection with the Sales Agent Agreement, (vii) state that Selling Party disclaims any warranty of any kind directly to the Sales Agent with respect to the Selling Party Product(s) except as expressly set forth in this Strategic Alliance Agreement, including any warranty of performance, title, merchantability, fitness for a particular purpose and non-infringement; and (viii) designate Selling Party as a third party beneficiary under the applicable agreement.  In such Sales Agent Agreements, the foregoing references to “Selling Party” may be made by referencing “[Reselling Party’s] licensor[s]”.

4.2Customer Licenses.  Reselling Party will require each Customer that purchases a License for a Selling Party Product to enter into a License in a click-wrap or click-through online format, in the then-current form of Selling Party’s License, unless Selling Party agrees to accept the applicable Order under a preexisting License with Selling Party. To the extent any proposed modified terms for an individual Customer’s License differ from then the standard, current form of the License, the Selling Party will cooperate with the Reselling Party and  will reasonably approve of such modified terms.  Selling Party agrees that the Customers are not employees or agents of Reselling Party and that Reselling Party is not responsible for any failure of the Customers to comply with the License. Selling Party’s sole remedy for any failure of the Customers to comply with the Customer License Agreement will be against the Customer; provided, however, that Reselling Party will reasonably cooperate at the Selling Party’s sole expense to enforce the terms of the applicable agreement with the Customer. Each Party bears all responsibility and liability for the enforceability of any Online Terms a Party seeks to be binding on the Customers or Sales Agents, and any damages or liabilities resulting from the lack of enforceability for such Online Terms.

5.Support and Professional Services.

5.1Support.  Each Party and its Affiliates will provide support to Customers for its Products in accordance with its standard support terms, regardless of which Party or Affiliate sold the applicable License.  The Parties agree that the costs associated with providing support, whether at standard support levels or otherwise, will be borne by the Party providing the support.

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5.2Professional Services.  The Parties agree that (a) Reselling Party will bear all costs associated with any professional services that it offers to Customers and (b) such professional services revenue will not be shared with or owed to the Selling Party.

6.Limited Warranty.  Except as set forth otherwise in the Strategic Alliance Agreement, Selling Party’s limited warranty for each Selling Party Product and Selling Party Service is made solely to the applicable Customer who has obtained the applicable Selling Party Product or Selling Party Service and is as stated in the License.  Reselling Party covenants and agrees that it will not attempt to make or pass on to Customers any warranty or representation on behalf of Selling Party or Selling Party’s licensors, other than the limited warranty contained in the License.

[Remainder of page intentionally left blank.]

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Schedule A

Customer License Agreements

PTC

The applicable agreements for PTC Products (both subscription software licenses and subscriptions of SaaS and Cloud Services) are available at https://www.ptc.com/en/documents/legal-agreements

RA

Licenses for RA Products are available at https://www.rockwellautomation.com/global/detail.page?pagetitle=End-User-License-Agreement&ontent_type=legal&docid=610342306d3230fdefacbae6a19a0c7a

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EXHIBIT E

FINANCIAL COMMITMENT EXHIBIT

The parties agree that the Second Amended and Restated Agreement shall apply with respect to the portion of the Term preceding the Effective Date.  The following provisions shall apply with respect to the portion of the Term that occurs on and after the Effective Date:

1.Commitment. RA commits to pay under this Agreement to PTC and its Affiliates the following aggregate ARR (as defined in Schedule 1 to this Exhibit E) as a result of PTC Products (a) sold in exercise of the license and resale rights of RA and its Affiliates under the OEM Agreement and Reseller Agreement and (b) purchased by RA and its Affiliates for internal use pursuant to Section 8 of this Agreement, in each case, as measured on the applicable Measurement Date:

All Amounts $USD	ARR Commit to PTC
Year 3	[***]
Year 4	[***]
Year 5	[***]

“Year 3,” “Year 4” and “Year 5” are twelve-month periods ending on September 30, 2021 and September 30, 2022, and September 30, 2023, respectively.

“[***] Percentage” means [***] divided by the [***], provided that, if the quotient of such calculation is [***] or higher, the [***] Percentage shall be deemed [***].  For example, without limitation, if in Year 3, [***], the [***] Percentage would be [***], but if [***], the [***] Percentage would be [***].

The Parties agree that (a) all purchases by RA and its Affiliates of PTC Products for internal use, including those purchases made under any order agreements, shall be included in the calculation of ARR under this Agreement and (b) RA and its Affiliates shall have no obligation to resell or use any products or services previously purchased from PTC and its Affiliates before effecting transactions that constitute ARR under this Agreement.

2.Shortfall. [***].  If [***], RA will pay to PTC an amount equal [***].  One half of such amount will be made on or before the applicable Measurement Date, and the balance of such amount will be paid no later than [***] after the applicable Measurement Date.  In recognition of the fact that the exact amount will not be known until at or after the Measurement Date, the Parties will, approximately [***]to the Measurement Date, estimate the amount (if any) in order to make it possible to make the first payment before the Measurement Date, and the Parties will then true up the exact amount owed in the second payment.  In addition:

(a)If [***].

(b)If [***].

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(c)If [***].

3.Treatment of ARR Upon Termination of Agreement or Removal of [***].

(a)[***].

(b)[***].

(c)[***].

(d)[***].

(e)[***].

(f)[***].

As used above, “contract year” means Year 3, Year 4, or Year 5 as applicable.

The following provisions shall apply during the Term:

1.Adjustment due to Adverse Issue.  To the extent ARR Commit for a particular year is not, or cannot reasonably be expected to be, met due to a significant defect, interruption or other issue in or affecting PTC’s business or the PTC Products that causes the PTC Products to substantially not be able to be sold during a significant part of such year, the Parties will discuss in good faith and implement a fair and equitable adjustment to the provisions of this Exhibit E.  For illustration purposes only, (a) such issues would include an inability of PTC and/or its Affiliates to timely deliver PTC Products due to a material cybersecurity or similar attack adversely affecting the performance of PTC’s business, products or services and (b) such issues would not include warranty or similar claims made by customers in the ordinary course of business consistent with past practices.

2.Adjustment due to Breach.  If PTC or an Affiliate of PTC breaches its obligations under subclause (C) of Section 5.8(a)(i), RA may provide PTC with notice of the breach.  During the 15-day period after RA’s delivery of such notice, the Parties will discuss the breach.  If the Parties do not reach written agreement concerning the breach prior to the expiration of such 15-day period, PTC may remove, or cause the applicable Affiliate to remove, the breaching product from the market within 45 days and, if PTC elects not to do so, RA will have the right to (a) terminate this Agreement pursuant to Section 18.2(a), without giving effect to the cure provisions referenced therein, or (b) require that all sales made in breach of subclause (C) of Section 5.8(a)(i) shall be deemed made by RA for purposes of calculating ARR at a price of [***] of the then current product list price.  The foregoing provisions shall be in addition to any and all other remedies available to RA.

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Schedule 1 to Exhibit E

Definitions

“ARR” means [***].

“ARR Commit” means the minimum amount of ARR that RA and its Affiliates must achieve in Subscriptions that are active during the applicable Measurement Period under orders placed with PTC and its Affiliates. For purposes of this Exhibit E, all references to “Subscription” shall also include SaaS Services and Cloud Services.

“Subscription” is a PTC Product made accessible over a stated term that includes (a) a software license, software-as-a-service, or cloud services and (b) related support.

“New Subscription” is an order for a Subscription that is not a Renewal Subscription or a Subscription Pricing Increase or a Perpetual License Conversion.  New Subscription includes Incremental Subscription.

“Ramp Transaction” means those orders where the count of Subscriptions increases from year to year during a Subscription term.

“Measurement Date” means: (a) in the case of Year 3, September 30, 2021; (b) in the case of Year 4, September 30, 2022; and (c) in the case of Year 5, September 30, 2023.

“Renewal Subscription” means an order for a Subscription that occurs within the one-year period after expiration of a prior Subscription for the same Customer if the value of the Subscription is the same or lower than the prior Subscription.  A term license that is converted to a Subscription for the same value is considered a Renewal Subscription.  In the case of Year 1 and Year 2, Renewal Subscriptions will be counted only to the extent that they are an Incremental Subscription.  In the case of Year 3, Year 4, and Year 5, Renewal Subscriptions will be counted irrespective of whether or not they are an Incremental Subscription.

“Incremental Subscription” means the incremental amount of Subscription fees on a Subscription order that either increases the annual value of a pre-existing Subscription or renews a pre-existing Subscription in an amount that exceeds the annual value of the pre-existing Subscription, other than an increase that is attributable solely to a Subscription Pricing Increase.  If an existing Perpetual License is converted to a Subscription, only the portion that is incremental to the existing run rate for Support (calculated at the highest annualized run rate in effect in the preceding twelve months) will be considered an Incremental Subscription.

“Subscription Pricing Increase” means the incremental amount of Subscription fees on a Subscription order over the previous run rate that is attributable solely to an increase in Subscription pricing or to foreign exchange rate conversion.

“Perpetual License” means a software license that is not for a defined term (i.e., the license will continue indefinitely until terminated).

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“Perpetual License Conversion” means a conversion of an existing Perpetual License and related Support contract to a Subscription at the same annual Subscription value as the existing annual Support value (calculated at the highest annualized run rate in effect in the preceding twelve months).

“Support” is a product that includes maintenance and technical support for a Perpetual License over a stated term.

“Support Pricing Increase” means the incremental amount of Support fees on a Support order over the previous run rate that is attributable solely to an increase in Support pricing or to foreign exchange rate conversion.

“Support Renewal” means an order for Support that occurs within the one-year period after expiration of a prior Support contract for the same Perpetual Licenses.

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EXHIBIT F

FEES EXHIBIT

1.PTC Products.

(a)Discounts.

(i)The discount rates to be applied to sales of licenses of PTC Products (either as part of the Combined Offering or on a standalone basis) distributed by RA and its Affiliates will be as follows:

PTC Product	Discount [***]
ThingWorx on premises products	[***]
Vuforia on premises products	[***]
ThingWorx Kepware or ThingWorx Industrial Connectivity products	[***]
Creo Illustrate (if sold with Vuforia Studio)	[***]
Creo View JT Import option (if sold with Vuforia Studio)	[***]
Vuforia Saas Products	[***]
ThingWorx SaaS Products	[***]
Onshape Products	[***]
Windchill on premises Products	[***]
Windchill SaaS Products	[***]
Cloud Managed Services Products	[***]

Factory Insights as a Service (*)

(*) Note that this discount is only for the SaaS software components of this offering.  There are services components that also need to be sold for this to be a viable Customer offering, and the discount herein does not apply to such services components.

[***]

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The Parties will negotiate in good faith the pricing for Digital Performance Management products when they become available for sale to third parties.

(ii)The discount rate to be applied to purchases of licenses of on-premise PTC Products for its internal use at RA or its Affiliates is [***] off PTC’s then-current [***].

(b)Additional Fee on Assisted Sales.

(i)In the case of an order relative to Assisted Sales (as defined on, and during the term of, Exhibit J), RA or the applicable RA Affiliate shall pay to PTC an additional amount (the “Assisted Sale Fee”) equal to [***] of the applicable ACV Amount set forth in the chart below:

Committed Term of Applicable Subscription	ACV Amount
One year or less (excluding Ramp Transactions)	[***]
More than one year but less than three years (excluding Ramp Transactions)	[***]
Three years or more (excluding Ramp Transactions)	[***]
Ramp Transaction (as defined in Exhibit E)	[***]

(ii)RA’s payment of an applicable Assisted Sales Fee shall be due within [***] days after the last day of the month in which the related Assisted Sale has closed.

(ii)The “Net Customer PO Value” will be the total contract value for the initial committed term of a Subscription, SaaS Services or Cloud Services (but not including renewals or other periods beyond the initial committed term) to RA (or the RA Affiliate) for the PTC Products on the order.  In calculating the Net Customer PO Value, the discounts applied to PTC Products may not be greater than the discounts applied to RA or third party products on the same order, even if the fees paid by the Customer would otherwise apply a greater discount to the PTC Products.

(iii)Notwithstanding anything in this Agreement to the contrary, RA will disclose to PTC: (A) before the Assisted Sale has closed, the anticipated Net Customer PO Value for forecasting purposes, and (B) after the Assisted Sale has closed, the Net Customer PO Value at the time of paying the Assisted Sales Fee, which information will be deemed to be RA’s Confidential Information and will only be used by PTC for purposes of forecasting and validating that the correct amount of Assisted Sales Fee is paid for each Assisted Sale.

(v)By way of example of the foregoing, without limitation:

(A)[***].

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4850-6269-6907.6

(B)[***].

(C)[***].

(D)[***].

(c)Maximum Term of Subscription.  The maximum term of a subscription license for a PTC Product is [***] years unless the Parties otherwise agree.

(d)Renewal Pricing.

(i)The discount rate to be applied to renewals of licenses of PTC Products distributed by RA and its Affiliates (either as part of the Combined Offering or on a standalone basis) shall be the same discount listed in Section 1(a)(i) of Exhibit F for the applicable PTC Product at the time of the renewal.

(ii)The fees to be applied to renewals of licenses of PTC Products for RA’s internal use shall be the fees calculated in accordance with the order agreement (or other order form) under which RA purchases such PTC Products.  However, if the order agreement doesn’t include a renewal fee increase provision, then the discount rate to be applied to renewals of (A) licenses of on-premise PTC Products for its internal use at RA or its Affiliates is [***] off PTC’s then-current [***].

(e)Exceptions.  RA may seek special pricing arrangements on a case-by-case basis to meet competition.  When exception requests are made, the Governance Team will discuss and decide whether to grant the request.

2.RA Products.

(a)Discount.  The discount rate to be applied to sales of licenses of RA Products distributed by PTC or its Affiliates (either as part of the Combined Offering or on a standalone basis) will be as follows:

RA Product	Discount [***]
MES and Analytics Products	[***]
Emulate3D and Demo3D Products	[***]
Other Products	[***]

(b)Exceptions.  PTC may seek special pricing arrangements on a case-by-case basis to meet competition.

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3.Payment Terms.

(a)The payment terms for PTC Products purchased by RA or its Affiliates for its internal use shall be in accordance with the payment terms established between the Parties under their applicable existing agreements.

(b)The payment terms for OEM distributions under Exhibit C and resale transactions under Exhibit D shall be net [***] days from the date of invoice.  The selling Party will invoice the purchasing Party for each transaction on or about the start date of the license and, in the event of multi-year licenses, annually (in equal installments) in advance at the beginning of each year of the license unless the Subscription is a Ramp Transaction.  If an Order provides for a Ramp Transaction, the selling Party will invoice only the portion of the Order that reflects the Subscriptions that are active in the applicable annual period. For clarity, a Ramp Transaction with an order value of $1,000,000, $2,000,000 and $3,000,000 in each of the three contract years will be billed for $1,000,000, $2,000,000 and $3,000,000 in each of the three respective years.

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EXHIBIT G

Restrictions Specific to [***]

The following additional terms will apply to RA’s exercise of rights in [***]:

1.	[***].

1.1[***].

1.2[***].

1.3[***].

(a)[***].

(b)[***].

(c)[***].

(d)[***].

2.	[***]:

2.1[***].

(a)[***];

(b)[***];

2.2[***].

(a)[***];

(b)[***];

2.3[***].

(a)[***]:

(i)[***]:

(A)[***]

(B)[***]

(C)[***]

(b)[***].

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EXHIBIT H

RA’S SYSTEMS INTEGRATOR RIGHTS

Capitalized terms not defined in this Exhibit H will have the meaning set forth elsewhere in the Agreement.

1.	General Terms

1.1.

RA and its Affiliates will be the preferred systems integrators of all product and service offerings under this Agreement as set forth herein. Accordingly, in addition to the license grants and rights set forth in the Agreement, in furtherance of RA and its Affiliates’ preferred integrator status, RA will be provided access to PTC and its Affiliates’ systems integrator training and other programs. To the extent commercially reasonable and viable, the Parties will represent RA and its Affiliates as PTC’s preferred systems integrators.

1.2.

For purpose of this Exhibit H only, “Services” includes all business consulting, training and implementation services in the Territories for the products and services set forth in this Agreement. “Services” does not, for purposes of this Exhibit H only, include product or service support services, pre-sales services, success management, or account management (“Other Professional Services”).

2.	PTC Obligations

2.1.

PTC and its Affiliates will reasonably support RA and its Affiliates in its marketing and offering its Services, including collaborating with RA Solutions on pilot programs/proof of concept engagements, and including RA and its Affiliates in co-innovation opportunities. When RA or its Affiliates engages a PTC service organization for billable services beyond sales support as contemplated in the Agreement, PTC reserves the right to charge RA for these services.

2.2.	PTC and its Affiliates will provide RA and its Affiliates with information of other, active partners that could assist in the provisioning of Services.

3.	RA Obligations

RA and its Affiliates will use commercially reasonable efforts to: (i) provide the Services in a professional and competent manner; (ii) offer competitive rates to customers (as reasonably and solely determined by RA and its Affiliates); (iii) engage service partners and contractors as necessary to complete the Services; (iv) collaborate on pre-sales engagements; and, (v) provide Product Feedback (subject to the terms set forth in Section 17 (Confidential Information; Feedback).

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EXHIBIT I

RA INFORMATION SHARING FRAMEWORK

Information for the

Opportunity Registration Form

•	[***].
•	[***]:

(1)[***]

(2)[***]

(3)[***]

(4)[***]

(5)[***]

(6)[***]

(7)[***]

(8)[***]

(9)[***]

(10)[***]

(11)[***]

(12)[***]

(13)[***]

(14)[***]

•

PTC agrees to use commercially reasonable efforts and cooperate with RA to implement processes and procedures that ensure that PTC complies with its confidentiality obligations and the applicable law with the information that RA provides.

•	[***]

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Information for Accounts

in Exclusive Territory

•	[***]:
o	[***]
o	[***]
o	[***]
•	RA may determine at its sole discretion what information it provides PTC about [***]. RA does not need to provide [***] and other information that it may deem confidential, such as [***].
•	Customer pricing must be determined by RA at its own discretion .
•

PTC agrees to use commercially reasonable efforts and cooperate with RA to implement processes and procedures that ensure that PTC complies with its confidentiality obligations and the applicable law with the information that RA provides.

•	RA sales persons will not share [***] with the PTC sales people solely representing PTC' s direct sales or other channels.

Exhibit I; Page 2

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EXHIBIT J

PTC SALES SUPPORT SERVICES

1.

PTC and its Affiliates will reasonably support RA and its Affiliates in their sales and marketing efforts. Such support will ordinarily be via PTC’s strategic alliance group.  For Assisted Sales, however, PTC’s direct sales team for the account (the “PTC Sales Resources”) will also provide more substantial support, as requested by RA and/or its Affiliates, to assist RA and its Affiliates in selling the PTC Products.

“Assisted Sale” means [***]

.

“Assisted Sale Accounts” means [***].

The Parties will cooperate to specify the roles of the PTC sales resources with respect to Assisted Sales, and to develop and implement procedures, methodologies, and protocols with respect to Assisted Sales. Such cooperation will include (without limitation) discussion at meetings of the Governance Committee of potential changes to Exhibit J-1.

To the extent a provision set forth in the body of this Exhibit J conflicts with a provision set forth in any other attached Exhibit or Schedule under this Agreement, the provisions set forth in this Exhibit J shall prevail.

2.

In the course of providing sales support services for RA and its Affiliates and interacting with RA, an RA Affiliate, any actual or prospective customer of RA or an RA Affiliate or any of their respective consultants, agents, or representatives as part of the support being provided for Assisted Sales, the PTC Sales Resources will be exposed to information that, consistent with Section 4.9 of this Agreement, is deemed Confidential Information of RA, including [***].

3.

PTC and its Affiliates shall ensure that any Confidential Information of RA obtained by or made available to the PTC Sales Resources as part of an Assisted Sale will not be (a) used for any purpose other than performance of services involving Assisted Sales in accordance with this Agreement, or (b) shared with any other person, including without limitation any other employees of PTC and its Affiliates except as necessary for PTC to comply with its obligations and enjoy its rights under this Agreement, except as necessary for PTC to comply with this Agreement.  PTC and its Affiliates agree to provide confidentiality awareness training to all PTC Sales Resources who will be part of an Assisted Sale. This training will discuss the confidentiality obligations of the PTC Sales Resource under this Agreement, as well as best practices for protecting RA, RA Affiliate, and third party confidential information.  PTC will provide a copy of the training materials to RA upon request and will entertain reasonable requests to modify such training materials.

4.	[***]

Exhibit J; Page 1

4850-6269-6907.6

5.

When RA or its Affiliates use PTC Sales Resources as set forth in this Agreement for an Assisted Sale that results in an Order relative to that Assisted Sale during the term of this Exhibit J, RA or its Affiliates will pay PTC an Assisted Sales Fee as specified in Exhibit F as compensation for the support provided by the PTC Sales Resources. [***]

6.	The parties agree that they will review and discuss in good faith the terms of this Exhibit J no later than 30 days before the end of [***].
7.	This Exhibit J will terminate and cease to be of any further force or effect on [***], unless the Parties otherwise expressly agree in writing.

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Exhibit J-1

List of Assisted Sale Accounts (as of the Effective Date)

[***]

4850-6269-6907.6

Exhibit K

Certain [***]-headquartered Exclusive Customers

[***]

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